                                                                   EXHIBIT 10.55






                                CREDIT AGREEMENT

                          DATED AS OF JANUARY 16, 2002

                                     BETWEEN

                              BANK OF AMERICA, N.A.

                                  AS THE LENDER

                                       AND

                             SPACELABS MEDICAL, INC.
                            (A DELAWARE CORPORATION)
                             SPACELABS MEDICAL, INC.
                           (A CALIFORNIA CORPORATION)
                             SPACELABS BURDICK, INC.
                        VITA-STAT MEDICAL SERVICES, INC.
                       LIFECLINIC MEDICAL DATA CORPORATION
                           LIFECLINIC.COM CORPORATION

                                AS THE BORROWERS

                                TABLE OF CONTENTS

Section                                                                                                Page
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
ARTICLE 1 LOANS AND LETTERS OF CREDIT ..............................................................     1

        1.1     Total Facility .....................................................................     1
        1.2     Revolving Loans ....................................................................     1
        1.3     Letters of Credit ..................................................................     3
        1.4     Bank Products ......................................................................     6

ARTICLE 2 INTEREST AND FEES ........................................................................     6

        2.1     Interest ...........................................................................     6
        2.2     Continuation and Conversion Elections ..............................................     7
        2.3     Maximum Interest Rate ..............................................................     7
        2.4     Closing Fee ........................................................................     8
        2.5     Unused Line Fee ....................................................................     8
        2.6     Letter of Credit Fee ...............................................................     8

ARTICLE 3 PAYMENTS AND PREPAYMENTS .................................................................     8

        3.1     Revolving Loans ....................................................................     8
        3.2     Termination of Facility ............................................................     8
        3.3     LIBOR Revolving Loan Prepayments ...................................................     9
        3.4     Payments by the Borrowers ..........................................................     9
        3.5     Payments as Revolving Loans ........................................................     9
        3.6     Apportionment, Application and Reversal of Payments ................................    10
        3.7     Indemnity for Returned Payments ....................................................    10
        3.8     Lender's Books and Records; Monthly Statements .....................................    10

ARTICLE 4 TAXES, YIELD PROTECTION AND ILLEGALITY ...................................................    11

        4.1     Taxes ..............................................................................    11
        4.2     Illegality .........................................................................    11
        4.3     Increased Costs and Reduction of Return ............................................    12
        4.4     Funding Losses .....................................................................    12
        4.5     Inability to Determine Rates .......................................................    13
        4.6     Certificates of Lender .............................................................    13
        4.7     Survival ...........................................................................    13

ARTICLE 5 BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES ........................................    13

        5.1     Books and Records ..................................................................    13
        5.2     Financial Information ..............................................................    13
        5.3     Notices to the Lender ..............................................................    16

ARTICLE 6 GENERAL WARRANTIES AND REPRESENTATIONS ...................................................    18

        6.1     Authorization, Validity, and Enforceability of this Agreement
                and the Loan Documents .............................................................    18
        6.2     Validity and Priority of Security Interest .........................................    18
        6.3     Organization and Qualification .....................................................    18
        6.4     Corporate Name; Prior Transactions .................................................    18
        6.5     Subsidiaries and Affiliates ........................................................    18
        6.6     Financial Statements and Projections ...............................................    19

Section                                                                                                Page
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
       6.7      Solvency ...........................................................................    19
       6.8      Capitalization .....................................................................    19
       6.9      Debt ...............................................................................    19
       6.10     Distributions ......................................................................    19
       6.11     Real Estate; Leases ................................................................    19
       6.12     Proprietary Rights .................................................................    20
       6.13     Trade Names ........................................................................    20
       6.14     Litigation .........................................................................    20
       6.15     Labor Disputes .....................................................................    20
       6.16     Environmental Laws .................................................................    20
       6.17     No Violation of Law ................................................................    21
       6.18     No Default .........................................................................    21
       6.19     ERISA Compliance ...................................................................    21
       6.20     Taxes ..............................................................................    22
       6.21     Regulated Entities .................................................................    22
       6.22     Use of Proceeds; Margin Regulations ................................................    22
       6.23     Copyrights, Patents, Trademarks and Licenses, etc ..................................    22
       6.24     No Material Adverse Change .........................................................    23
       6.25     Full Disclosure ....................................................................    23
       6.26     Material Agreements ................................................................    23
       6.27     Bank Accounts ......................................................................    23
       6.28     Governmental Authorization .........................................................    23

ARTICLE 7 AFFIRMATIVE AND NEGATIVE COVENANTS .......................................................    23

       7.1      Taxes and Other Obligations ........................................................    23
       7.2      Legal Existence and Good Standing ..................................................    23
       7.3      Compliance with Law and Agreements; Maintenance of Licenses ........................    24
       7.4      Maintenance of Property; Inspection of Property ....................................    24
       7.5      Insurance ..........................................................................    24
       7.6      Insurance and Condemnation Proceeds ................................................    25
       7.7      Environmental Laws .................................................................    25
       7.8      Compliance with ERISA ..............................................................    26
       7.9      Mergers, Consolidations or Sales ...................................................    26
       7.10     Distributions; Capital Change; Restricted Investments ..............................    27
       7.11     Transactions Affecting Collateral or Obligations ...................................    27
       7.12     Guaranties .........................................................................    27
       7.13     Debt ...............................................................................    27
       7.14     Prepayment .........................................................................    27
       7.15     Transactions with Affiliates .......................................................    28
       7.16     Investment Banking and Finder's Fees ...............................................    28
       7.17     Business Conducted .................................................................    28
       7.18     Liens ..............................................................................    28
       7.19     Sale and Leaseback Transactions ....................................................    28
       7.20     Fiscal Year ........................................................................    29
       7.21     Capital Expenditures ...............................................................    29
       7.22     Adjusted Book Net Worth ............................................................    29
       7.23     Fixed Charge Coverage Ratio ........................................................    29
       7.24     Use of Proceeds ....................................................................    29
       7.25     Use of Bank Products ...............................................................    29
       7.26     Further Assurances .................................................................    29

Section                                                                                                Page
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
ARTICLE 8 CONDITIONS OF LENDING ....................................................................    29

       8.1      Conditions Precedent to Making of Loans on the Closing Date ........................    29
       8.2      Conditions Precedent to Each Loan ..................................................    31

ARTICLE 9 DEFAULT; REMEDIES ........................................................................    31

       9.1      Events of Default ..................................................................    31
       9.2      Remedies ...........................................................................    33

ARTICLE 10 TERM AND TERMINATION ....................................................................    35

      10.1      Term and Termination ...............................................................    35

ARTICLE 11 AMENDMENTS; WAIVERS; PARTICIPATIONS .....................................................    35

      11.1      Amendments and Waivers .............................................................    35
      11.2      Participations .....................................................................    35

ARTICLE 12 MISCELLANEOUS ...........................................................................    36

      12.1      No Waivers; Cumulative Remedies ....................................................    36
      12.2      Severability .......................................................................    36
      12.3      Governing Law; Choice of Forum; Service of Process .................................    36
      12.4      Waiver of Jury Trial ...............................................................    37
      12.5      Survival of Representations and Warranties .........................................    38
      12.6      Other Security and Guaranties ......................................................    38
      12.7      Fees and Expenses ..................................................................    38
      12.8      Notices ............................................................................    39
      12.9      Waiver of Notices ..................................................................    40
      12.10     Binding Effect .....................................................................    40
      12.11     Indemnity of the Lender by the Borrowers ...........................................    40
      12.12     Limitation of Liability ............................................................    40
      12.13     Final Agreement ....................................................................    41
      12.14     Counterparts .......................................................................    41
      12.15     Captions ...........................................................................    41
      12.16     Right of Setoff ....................................................................    41
      12.17     Joint and Several Liability and Related Matters ....................................    41
      12.18     Confidentiality ....................................................................    42
      12.19     Conflicts with Other Loan Documents ................................................    43

                         ANNEXES, EXHIBITS AND SCHEDULES

ANNEX A      -  DEFINED TERMS


EXHIBIT A    -  FORM OF BORROWING BASE CERTIFICATE

EXHIBIT B    -  FINANCIAL STATEMENTS

EXHIBIT C    -  FORM OF NOTICE OF BORROWING

EXHIBIT D    -  FORM OF NOTICE OF CONTINUATION/CONVERSION


SCHEDULE 6.3 -- ORGANIZATION AND QUALIFICATIONS

SCHEDULE 6.4 -- LIST OF OTHER NAMES; MERGERS, CONSOLIDATIONS & ACQUISITIONS

SCHEDULE 6.5 -- SUBSIDIARIES AND AFFILIATES

SCHEDULE 6.8 -- CAPITALIZATION OF BORROWERS

SCHEDULE 6.9 -- DEBT

SCHEDULE 6.11 -- REAL ESTATE; LEASES

SCHEDULE 6.12 -- PROPRIETARY RIGHTS

SCHEDULE 6.13 -- TRADE NAMES

SCHEDULE 6.14 -- LITIGATION

SCHEDULE 6.15 -- LABOR DISPUTES

SCHEDULE 6.16(a) -- VIOLATIONS OF ENVIRONMENTAL LAWS

SCHEDULE 6.16(c) - VIOLATIONS OF ENVIRONMENTAL LAWS (Storage, Treatment or
                   Disposal of Hazardous Wastes)

SCHEDULE 6.16(f) -- LIST OF HAZARDOUS WASTES PRESENT ON REAL ESTATE

SCHEDULE 6.26 -- MATERIAL AGREEMENTS

SCHEDULE 6.27 -- BANK ACCOUNTS

SCHEDULE 7.10 -- CURRENT INVESTMENTS

SCHEDULE 7.15 -- AMOUNT OF AFFILIATE TRANSACTIONS AS OF SEPTEMBER 29, 2001

                                CREDIT AGREEMENT

      This Credit Agreement, dated as of January 16, 2002 (this "Agreement"), is made and entered into between BANK OF AMERICA, N.A. with an office at 55 South Lake, Suite 900, Pasadena, California 91001 (the "Lender"), and SPACELABS MEDICAL, INC., a Delaware corporation ("Spacelabs Delaware"), SPACELABS MEDICAL, INC., a California corporation ("Spacelabs California"), SPACELABS BURDICK, INC., a Delaware corporation ("Spacelabs Burdick"), VITA-STAT MEDICAL SERVICES, INC., a Florida corporation, LIFECLINIC MEDICAL DATA CORPORATION, a Washington corporation, and LIFECLINIC.COM CORPORATION, a Washington corporation, with an office for notice purposes at the address set forth in Section 12.8 (collectively, the "Borrowers").

                              W I T N E S S E T H:

      WHEREAS, the Borrowers have requested that the Lender make available to the Borrowers a revolving line of credit for loans and letters of credit in an amount not to exceed $20,000,000, which extensions of credit the Borrowers will use for the purposes permitted hereunder;

      WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in Annex A which is attached hereto and incorporated herein; the rules of construction contained therein shall govern the interpretation of this Agreement, and all Annexes, Exhibits and Schedules attached hereto are incorporated herein by reference;

      WHEREAS, the Lender has agreed to make available to the Borrowers a revolving credit facility upon the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lender and the Borrowers hereby agree as follows.

                                    ARTICLE 1
                           LOANS AND LETTERS OF CREDIT

      1.1 Total Facility. Subject to all of the terms and conditions of this Agreement, the Lender agrees to make available a total credit facility of up to $20,000,000 (the "Total Facility") to the Borrowers from time to time during the term of this Agreement. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit described herein.

      1.2 Revolving Loans.

            (a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 8, the Lender agrees, upon the Borrowers' request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the "Revolving Loans") to the Borrowers in amounts not to exceed Availability. The Lender, however, in its discretion, may elect to make Revolving Loans or issue or arrange to have issued Letters of Credit in excess of the Borrowing Base on one or more occasions, but if it does so, the Lender shall not be deemed thereby to have changed the limits of the Borrowing Base or to be obligated to exceed such limits on any other occasion. If any Borrowing would exceed Availability, the Lender may refuse to make or may otherwise restrict the making of Revolving Loans as the Lender determines until such excess has been eliminated.

            (b) Procedure for Borrowing.

                  (1) Each Borrowing shall be made upon the Borrowers'
            irrevocable written notice delivered to the Lender in the form of a notice of borrowing ("Notice of Borrowing"), which must be received by the Lender prior to (i) 12:00 noon (Los Angeles time) three Business Days prior to the requested Funding Date, in the case of LIBOR Revolving Loans and (ii) 11:00 a.m. (Los Angeles time) on the requested Funding Date, in the case of Base Rate Revolving Loans, specifying:

                      (A) the amount of the Borrowing, which in the case of a
                  LIBOR Revolving Loan must equal or exceed $1,000,000 (and increments of $500,000 in excess of such amount);

                      (B) the requested Funding Date, which must be a Business
                  Day;

                      (C) whether the Revolving Loans requested are to be Base
                  Rate Revolving Loans or LIBOR Revolving Loans (and if not specified, it shall be deemed a request for a Base Rate Revolving Loan); and

                      (D) the duration of the Interest Period for LIBOR
                  Revolving Loans (and if not specified, it shall be deemed a request for an Interest Period of one month);

            provided, however, that with respect to the Borrowing to be made on the Closing Date, such Borrowings will consist of Base Rate Revolving Loans only.

                  (2) In lieu of delivering a Notice of Borrowing, the Borrowers may give the Lender telephonic notice of such request for Revolving Loans to the Designated Account on or before the deadline set forth above. The Lender at all times shall be entitled to rely on such telephonic notice in making such Revolving Loans, regardless of whether any written confirmation is received.

                  (3) The Borrowers shall have no right to request a Loan while a Default or an Event of Default has occurred and is continuing.

            (c) Reliance upon Authority. Prior to the Closing Date, the Borrowers shall deliver to the Lender a notice setting forth the account of the Borrowers ("Designated Account") to which the Lender is authorized to transfer the proceeds of the Revolving Loans requested hereunder. The Borrowers may designate a replacement account from time to time by written notice. All such Designated Accounts must be reasonably satisfactory to the Lender. The Lender is entitled to rely conclusively on any person's request for Revolving Loans on behalf of the Borrowers, so long as the proceeds thereof are to be transferred to the Designated Account. The Lender has no duty to verify the identity of any individual representing himself or herself as a person authorized by the Borrowers to make such requests on its behalf.

            (d) No Liability. The Lender shall not incur any liability to the Borrowers as a result of acting upon any notice referred to in Sections 1.2(b) and (c), which the Lender believes in good faith to have been given by an officer or other person duly authorized by the Borrowers to request Revolving Loans on its behalf. The crediting of Revolving Loans to the Designated Account conclusively establishes the obligation of the Borrowers to repay such Revolving Loans as provided herein.

            (e) Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 1.2(b) shall be irrevocable. The Borrowers shall be bound to borrow the funds requested therein in accordance therewith.

            (f) Making of Revolving Loans. Promptly after receipt of a Notice of Borrowing or telephonic notice in lieu thereof, the Lender shall make the proceeds of such Revolving Loans available to the Borrowers on the applicable Funding Date by transferring same day funds to the Designated Account; provided, however, that subject to Section 1.2(a) the amount of Revolving Loans so made on any date shall not exceed the Availability on such date.

      1.3 Letters of Credit.

            (a) Agreement to Issue or Cause To Issue. Subject to the terms and conditions of this Agreement, the Lender agrees (i) to cause the Letter of Credit Issuer to issue for the account of the Borrowers one or more commercial/documentary and standby letters of credit ("Letter of Credit") and/or
(ii) to provide credit support or other enhancement to a Letter of Credit Issuer acceptable to Lender, which issues a Letter of Credit for the account of the Borrowers (any such credit support or enhancement being herein referred to as a "Credit Support") from time to time during the term of this Agreement.

            (b) Amounts; Outside Expiration Date. The Lender shall not have any obligation to issue or cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if: (i) the maximum face amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the Borrowers in connection with the opening thereof would exceed Availability at such time; or (iii) such Letter of Credit has an expiration date less than 30 days prior to the Stated Termination Date or more than 12 months from the date of issuance for standby letters of credit and 180 days for documentary letters of credit.

            (c) Other Conditions. In addition to the conditions precedent contained in Article 8, the obligation of the Lender to issue or to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to the Lender:

                  (1) The Borrowers shall have delivered to the Letter of Credit
            Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance satisfactory to such Letter of Credit Issuer and reasonably satisfactory to the Lender for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form, terms and purpose of the proposed Letter of Credit shall be reasonably satisfactory to the Lender and the Letter of Credit Issuer; and

                  (2) As of the date of issuance, no order of any court,
            arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

            (d) Issuance of Letters of Credit.

                  (1) Request for Issuance. The Borrowers must notify the Lender of a requested Letter of Credit at least three (3) Business Days prior to the proposed issuance date. Such notice shall be irrevocable and must specify the original face amount of the Letter of Credit requested, the Business Day of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the Business Day on which the requested Letter of Credit is to expire, the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Borrowers shall attach to such notice the proposed form of the Letter of Credit.

                  (2) Responsibilities of the Lender; Issuance. As of the
            Business Day immediately preceding the requested issuance date of the Letter of Credit, the Lender shall determine the amount of the applicable Unused Letter of Credit Subfacility and Availability. If
            (i) the face amount of the requested Letter of Credit is less than the Unused Letter of Credit Subfacility and (ii) the amount of such requested Letter of Credit and all commissions, fees, and charges due from the Borrowers in connection with the opening thereof would not exceed Availability, the Lender shall cause the Letter of Credit Issuer to issue the requested Letter of Credit on the requested issuance date so long as the other conditions hereof are met.

                  (3) No Extensions or Amendment. The Lender shall not be
            obligated to cause the Letter of Credit Issuer to extend or amend any Letter of Credit issued pursuant hereto unless the requirements of this Section 1.3 are met as though a new Letter of Credit were being requested and issued.

            (e) Payments Pursuant to Letters of Credit. The Borrowers agree to reimburse immediately the Letter of Credit Issuer for any draw under any Letter of Credit and the Lender upon any payment pursuant to any Credit Support, and to pay the Letter of Credit Issuer the amount of all other charges and fees payable to the Letter of Credit Issuer in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which the Borrowers may have at any time against the Letter of Credit Issuer or any other Person. Each drawing under any Letter of Credit shall constitute a request by the Borrowers to the Lender for a Borrowing of a Base Rate Revolving Loan in the amount of such drawing. The Funding Date with respect to such Borrowing shall be the date of such drawing.

            (f) Indemnification; Power of Attorney.

                  (1) Indemnification. In addition to amounts payable as
            elsewhere provided in this Section 1.3, the Borrowers agree to protect, indemnify, pay and save the Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which the Lender (other than in its capacity as Letter of Credit Issuer) may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any Credit Support or enhancement in connection therewith. The Borrowers' obligations under this Section shall survive payment of all other Obligations.

                  (2) Assumption of Risk by the Borrowers. As between the
            Borrowers and the Lender, the Borrowers assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lender shall not be responsible for:

            (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person and believed by the Lender in good faith to be valid, sufficient, accurate, genuine and authorized in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which the Lender in good faith believes to be valid and effective, but which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of the Lender, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority; or (I) the Letter of Credit Issuer's honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Lender under this
            Section 1.3(f).

                  (3) Rights Against Letter of Credit Issuer. Nothing contained in this Agreement is intended to limit the Borrowers' rights, if any, with respect to the Letter of Credit Issuer which shall be governed by the letter of credit application and related documents executed by and between the Borrowers and the Letter of Credit Issuer.

                  (4) Account Party. The Borrowers hereby authorize and direct any Letter of Credit Issuer to name the Borrowers as the "Account Party" therein and to deliver to the Lender all instruments, documents and other writings and property received by the Letter of Credit Issuer pursuant to the Letter of Credit, and to accept and rely upon the Lender's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

            (g) Supporting Letter of Credit; Cash Collateral. If, notwithstanding the provisions of Section 1.3(b) and Section 10.1, any Letter of Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination the Borrowers shall deposit with the Lender, with respect to each Letter of Credit or Credit Support then outstanding, a standby letter of credit (a "Supporting Letter of Credit") in form and substance reasonably satisfactory to the Lender, issued by an issuer reasonably satisfactory to the Lender in an amount equal to the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support, under which Supporting Letter of Credit the Lender is entitled to draw amounts necessary to reimburse the Lender for payments to be made by the Lender under such Letter of Credit or Credit Support and any reasonable fees and expenses associated with such Letter of Credit or Credit Support. Such Supporting Letter of Credit shall be held by the Lender as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding.

      1.4 Bank Products. Subject to the terms of Section 7.25, the Borrowers may request and the Lender may, in its sole and absolute discretion, arrange for the Borrowers to obtain from the Bank or the Bank's Affiliates Bank Products although the Borrowers are not required to do so. If Bank Products are provided by an Affiliate of the Bank, the Borrowers agree to indemnify and hold the Lender and the Bank harmless from any and all costs and obligations now or hereafter incurred by the Bank or the Lender which arise from any indemnity given by the Lender to its Affiliates related to such Bank Products; provided, however, nothing contained herein is intended to limit the Borrowers' rights, with respect to the Bank or its Affiliates, if any, which arise as a result of the execution of documents by and between the Borrowers and the Bank which relate to Bank Products. The agreement contained in this Section shall survive termination of this Agreement. The Borrowers acknowledge and agree that the obtaining of Bank Products from the Bank or the Bank's Affiliates (a) is in the sole and absolute discretion of the Bank or the Bank's Affiliates, and (b) is subject to all rules and regulations of the Bank or the Bank's Affiliates.

                                    ARTICLE 2
                                INTEREST AND FEES

      2.1 Interest.

            (a) Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate plus the Applicable Margins as set forth below, but not to exceed the Maximum Rate. If at any time Loans are outstanding with respect to which the Borrowers have not delivered to the Lender a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith, those Loans shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Lender in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

                  (i) For all Base Rate Revolving Loans and other Obligations (other than LIBOR Revolving Loans) at a fluctuating per annum rate equal to the Base Rate plus the Applicable Margin; and

                  (ii) For all LIBOR Revolving Loans at a per annum rate equal to the LIBOR Rate plus the Applicable Margin.

Each change in the Base Rate shall be reflected in the interest rate applicable to Base Rate Revolving Loans as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). The Borrowers shall pay to the Lender interest accrued on all Base Rate Revolving Loans in arrears on the first day of each month hereafter and on the Termination Date. The Borrowers shall pay to the Lender interest on all LIBOR Revolving Loans in arrears on each LIBOR Interest Payment Date.

            (b) Default Rate. If any Default or Event of Default occurs and is continuing and the Lender in its discretion so elects, then, while any such Default or Event of Default is continuing, all of the Obligations shall bear interest at the Default Rate applicable thereto.

      2.2 Continuation and Conversion Elections.

            (a) The Borrowers may:

                  (i) elect, as of any Business Day, in the case of Base Rate Revolving Loans to convert any Base Rate Revolving Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $500,000 in excess thereof) into LIBOR Revolving Loans; or

                  (ii) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Revolving Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $500,000 in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Revolving Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Revolving Loans shall automatically convert into Base Rate Revolving Loans; provided further, that if the notice shall fail to specify the duration of the Interest Period, such Interest Period shall be one month.

            (b) The Borrowers shall deliver a notice of continuation/conversion ("Notice of Continuation/Conversion") to the Lender not later than 12:00 noon (Los Angeles time) at least three (3) Business Days in advance of the Continuation/Conversion Date, if the Loans are to be converted into or continued as LIBOR Revolving Loans and specifying:

                  (i) the proposed Continuation/Conversion Date;

                  (ii) the aggregate amount of Loans to be converted or renewed;

                  (iii) the type of Loans resulting from the proposed conversion or continuation; and

                  (iv) the duration of the requested Interest Period, provided, however, the Borrowers may not select an Interest Period that ends after the Stated Termination Date.

            (c) If, upon the expiration of any Interest Period applicable to LIBOR Revolving Loans, the Borrowers have failed to select timely a new Interest Period to be applicable to LIBOR Revolving Loans or if any Default or Event of Default then exists, the Borrowers shall be deemed to have elected to convert such LIBOR Revolving Loans into Base Rate Revolving Loans effective as of the expiration date of such Interest Period.

            (d) There may not be more than five (5) different LIBOR Revolving Loans in effect hereunder at any time.

      2.3 Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable by the Lender under applicable law with respect to loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 2.3, have been paid or accrued if the interest rate otherwise set forth in this Agreement had at all times been in effect, then the Borrower shall, to the extent permitted by applicable law, pay the Lender an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. If a court of competent jurisdiction determines that the Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Lender shall refund to the Borrowers such excess.

      2.4 Closing Fee. The Borrowers agree to pay the Lender on the Closing Date a closing fee (the "Closing Fee") in the amount of $120,000.

      2.5 Unused Line Fee. On the first day of each month and on the Termination Date the Borrowers agree to pay to the Lender an unused line fee (the "Unused Line Fee") equal to three hundred seventy-five thousandths of one percent (0.375%) per annum times the amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the average daily undrawn face amount of outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated for the first month hereafter or on the Termination Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All principal payments received by the Lender shall be deemed to be credited to the Borrowers' Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Section 2.5.

      2.6 Letter of Credit Fee. The Borrowers agree to pay to (a) the Lender for each Letter of Credit, a fee (the "Letter of Credit Fee") equal to one and one-half percent (1.5%) per annum, (b) the Lender for the benefit of the Letter of Credit Issuer, a fronting fee of one-quarter of one percent (0.25%) per annum of the undrawn face amount of each Letter of Credit, and (c) the Letter of Credit Issuer, all out-of-pocket costs, fees and expenses reasonably incurred by the Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit. The Letter of Credit Fee with respect to each Letter of Credit shall be payable monthly in arrears on the first day of each month following any month in which such Letter of Credit is outstanding and on the Termination Date. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

                                    ARTICLE 3
                            PAYMENTS AND PREPAYMENTS

      3.1 Revolving Loans. The Borrowers shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrowers may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement. In addition, and without limiting the generality of the foregoing, upon demand the Borrowers shall pay to the Lender the amount, without duplication, by which the Aggregate Revolver Outstandings exceeds the lesser of the Borrowing Base or the Maximum Revolver Amount.

      3.2 Termination of Facility. The Borrowers may terminate this Agreement upon at least ten (10) Business Days' notice to the Lender, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation and return of all outstanding Letters of Credit or the delivery of a back-to-back letter of credit in accordance with Section 1.3(g), (b) the prepayment of the early termination fee set forth below, (c) the payment in full in cash of all reimbursable expenses and other Obligations, and (d) with respect to any LIBOR Revolving Loans prepaid, payment of the amounts due under Section 4.4, if any. If this Agreement is terminated at any time prior to the Stated Termination Date, whether pursuant to this Section or pursuant to Section 9.2, the Borrowers shall pay to the Lender an early termination fee determined in accordance with the following table:

        PERIOD DURING WHICH
         EARLY TERMINATION                               EARLY TERMINATION
             OCCURS                                             FEE
         -----------------                               -----------------
    On or prior to the first Anniversary              2.0% of the Total Facility
    Date

    After the first Anniversary Date but on
    or prior to the Termination Date                  0.5% of the Total Facility

Notwithstanding the foregoing, in the event that the Borrowers refinance the Total Facility after the first Anniversary Date with a credit facility provided by another lending department of the Bank, the early termination fee shall not apply. The early termination fee shall be reduced to 1% of the Total Facility if, on or prior to the first Anniversary Date, (i) all amounts due hereunder are paid in full as a result of a sale or merger of the Borrowers or their Subsidiaries to which the Lender does not provide its consent under Section 7.9,
(ii) the Borrowers have complied with Section 1.3(g), and (iii) this Credit Agreement has been terminated.

      3.3 LIBOR Revolving Loan Prepayments. In connection with any prepayment, if any LIBOR Revolving Loans are prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrowers shall pay to the Lender the amounts described in Section 4.4.

      3.4 Payments by the Borrowers.

            (a) All payments to be made by the Borrowers shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Lender, at the account designated by the Lender and shall be made in Dollars and in immediately available funds, no later than 12:00 noon (Los Angeles time) on the date specified herein. Any payment received by the Lender after such time shall be deemed (for purposes of calculating interest only) to have been received on the following Business Day and any applicable interest shall continue to accrue.

            (b) Subject to the provisions set forth in the definition of "Interest Period", whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

      3.5 Payments as Revolving Loans. At the election of the Lender, all payments of principal, interest, reimbursement obligations in connection with Letters of Credit and Credit Support for Letters of Credit, fees, premiums, reimbursable expenses and other sums payable hereunder, may be paid from the proceeds of Revolving Loans made hereunder. The Borrowers hereby irrevocably authorize the Lender to charge the Loan Account for the purpose of paying all amounts from time to time due hereunder and agree that all such amounts charged shall constitute Revolving Loans.

      3.6 Apportionment, Application and Reversal of Payments. Principal and interest payments and payments of the fees shall be payable solely to the Lender (except for fees payable to the Letter of Credit Issuer if different than the Lender). All payments shall be remitted to the Lender and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Lender, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities or expense reimbursements, including any amounts relating to Bank Products, then due to the Lender from the Borrowers; second, to pay interest due in respect of all Loans; third, to pay or prepay principal of the Revolving Loans and unpaid reimbursement obligations in respect of Letters of Credit; fourth, to pay an amount to Lender equal to all outstanding Letter of Credit Obligations to be held as cash collateral for such Obligations; and fifth, to the payment of any other Obligation due to the Lender by the Borrowers. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrowers, or unless an Event of Default has occurred and is continuing, the Lender shall not apply any payments which it receives to any LIBOR Revolving Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Revolving Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Revolving Loans and, in any event, the Borrowers shall pay LIBOR breakage losses in accordance with Section 4.4. Upon the occurrence and during the continuation of an Event of Default, the Lender shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

      3.7 Indemnity for Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Lender, the Bank or any Affiliate of the Bank is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Lender and the Borrowers shall be liable to pay to the Lender, and do hereby indemnify the Lender and hold the Lender harmless for the amount of such payment or proceeds surrendered. The provisions of this Section 3.7 shall be and remain effective notwithstanding any contrary action which may have been taken by the Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 3.7 shall survive the termination of this Agreement.

      3.8 Lender's Books and Records; Monthly Statements. The Lender shall record the principal amount of the Loans owing to the Lender, the undrawn face amount of all outstanding Letters of Credit and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit from time to time on its books. In addition, the Lender may note the date and amount of each payment or prepayment of principal of the Loans in its books and records. Failure by the Lender to make such notation shall not affect the obligations of the Borrowers with respect to the Loans or the Letters of Credit. The Borrowers agree that the Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Lender will provide to the Borrowers a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrowers and an account stated (except for corrections of errors discovered by the Lender), unless the Borrowers notify the Lender in writing to the contrary within thirty (30) days after such statement is rendered. In the event a timely written notice of objections is given by the Borrowers, only the items to which exception is expressly made will be considered to be disputed by the Borrowers.

                                    ARTICLE 4
                     TAXES, YIELD PROTECTION AND ILLEGALITY

      4.1 Taxes.

            (a) Any and all payments by the Borrowers to the Lender under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Borrowers shall pay all Other Taxes.

            (b) The Borrowers agree to indemnify and hold harmless the Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid in good faith by the Lender and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Lender makes written demand therefor.

            (c) If the Borrowers shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to the Lender, then:

                  (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), the Lender receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                  (ii) the Borrowers shall make such deductions and withholdings;

                  (iii) the Borrowers shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                  (iv) the Borrowers shall also pay to the Lender, at the time interest is paid, all additional amounts which the Lender reasonably specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

            (d) At the Lender's request, within 30 days after the date of any payment by the Borrowers of Taxes or Other Taxes, the Borrowers shall furnish the Lender the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to the Lender.

            (e) If the Borrowers are required to pay additional amounts to the Lender pursuant to subsection (c) of this Section, then the Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by the Borrowers which may thereafter accrue, if such change in the judgment of the Lender is not otherwise disadvantageous to the Lender.

      4.2 Illegality.

            (a) If the Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for the Lender or its applicable lending office to make LIBOR Revolving Loans, then, on notice thereof by the Lender to the Borrowers, any obligation of the Lender to make LIBOR Revolving Loans shall be suspended until the Lender notifies the Borrowers that the circumstances giving rise to such determination no longer exist.

            (b) If the Lender determines that it is unlawful to maintain any LIBOR Revolving Loan, the Borrowers shall, upon their receipt of notice of such fact and demand from the Lender, prepay in full such LIBOR Revolving Loans then outstanding, together with interest accrued thereon and amounts required under
Section 4.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBOR Revolving Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Revolving Loans. If the Borrowers are required to so prepay any LIBOR Revolving Loans, then concurrently with such prepayment, the Borrowers shall borrow from the Lender, in the amount of such prepayment, a Base Rate Revolving Loan.

      4.3 Increased Costs and Reduction of Return.

            (a) If the Lender determines that due to either (i) the introduction after the date hereof of or any change after the date hereof in the interpretation of any law or regulation or (ii) the compliance by the Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to the Lender of agreeing to make or making, funding or maintaining any LIBOR Revolving Loans, then the Borrowers shall be liable for, and shall from time to time, upon demand, pay to the Lender additional amounts as are sufficient to compensate the Lender for such increased costs.

            (b) If the Lender shall have determined that (i) the introduction after the date hereof of any Capital Adequacy Regulation, (ii) any change after the date hereof in any Capital Adequacy Regulation, (iii) any change after the date hereof in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Lender or any corporation or other entity controlling the Lender with any such Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation or other entity controlling the Lender and (taking into consideration its policies with respect to capital adequacy and the Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, upon demand of the Lender to the Borrowers, the Borrowers shall pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase.

      4.4 Funding Losses. The Borrowers shall reimburse the Lender and hold the Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

            (a) the failure of the Borrowers to make on a timely basis any payment of principal of any LIBOR Revolving Loan;

            (b) the failure of the Borrowers to borrow, continue or convert a Loan after the Borrowers have given (or are deemed to have given) a Notice of Borrowing or a Notice of Continuation/Conversion; or

            (c) the prepayment or other payment (including after acceleration thereof) of any LIBOR Revolving Loans on a day that is not the last day of the relevant Interest Period; including any such loss of anticipated profit and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Revolving Loans or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by the Lender in connection with the foregoing.

      4.5 Inability to Determine Rates. If the Lender reasonably determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Revolving Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Revolving Loan does not adequately and fairly reflect the cost to the Lender of funding such Loan, the Lender will promptly so notify the Borrowers. Thereafter, the obligation of the Lender to make or maintain LIBOR Revolving Loans hereunder shall be suspended until the Lender revokes such notice in writing. Upon receipt of such notice, the Borrowers may revoke any Notice of Borrowing or Notice of Continuation/Conversion then submitted by it. If the Borrowers do not revoke such Notice, the Lender shall make, convert or continue the Loans, as proposed by the Borrowers, in the amount specified in the applicable notice submitted by the Borrowers, but such Loans shall be made, converted or continued as Base Rate Revolving Loans instead of LIBOR Revolving Loans.

      4.6 Certificates of Lender. If the Lender claims reimbursement or compensation under this Article 4, it shall determine the amount thereof and shall deliver to the Borrowers a certificate setting forth in reasonable detail the amount payable to the Lender, and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.

      4.7 Survival. The agreements and obligations of the Borrowers in this
Article 4 shall survive the payment of all other Obligations.

                                    ARTICLE 5
                BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

      5.1 Books and Records. The Borrowers shall maintain, and shall cause Spacelabs Quebec to maintain, at all times, in all material respects, correct and complete books, records and accounts in which timely entries are made of their transactions. The Borrowers shall, and shall cause Spacelabs Quebec to, by means of appropriate entries, reflect in all quarterly and annual consolidated Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. The Borrowers shall maintain, and shall cause Spacelabs Quebec to maintain, at all times books and records pertaining to the Collateral in such detail, form and scope as the Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other material dealings affecting the Collateral.

      5.2 Financial Information. The Borrowers shall promptly furnish to the Lender all such financial information as the Lender shall reasonably request. Without limiting the foregoing, the Borrowers will furnish and, as applicable, will cause Spacelabs Quebec to furnish, to the Lender in such detail as the Lender shall reasonably request, the following:

            (a) Within five (5) days after the date on which Spacelabs Delaware's annual report on Form 10-K is filed with the Securities and Exchange Commission, but in any event not later than one hundred twenty (120) days after the close of each Fiscal Year, consolidated audited balance sheets, and income statements, cash flow statements and changes in stockholders' equity for Spacelabs Delaware and its consolidated Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Spacelabs Delaware and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Within five (5) days after the date on which Spacelabs Delaware's annual report on Form 10-K is filed with the Securities and Exchange Commission, but in any event, not later than one hundred twenty

(120) days after the close of each Fiscal Year, consolidating unaudited balance sheets and income statements for Spacelabs Delaware and its consolidated Subsidiaries for each Fiscal Year. Such consolidated audited statements shall be examined in accordance with generally accepted auditing standards by, and shall be accompanied by a report thereon unqualified in any respect of, independent certified public accountants selected by Spacelabs Delaware and reasonably satisfactory to the Lender. Spacelabs Delaware, simultaneously with retaining such independent public accountants to conduct such annual audit, shall send a letter to such accountants, with a copy to the Lender, notifying such accountants that one of the primary purposes for retaining such accountants' services and having audited financial statements prepared by them is for use by the Lender. Spacelabs Delaware hereby authorizes the Lender to communicate directly with its certified public accountants and, by this provision, authorizes those accountants to disclose to the Lender any and all financial statements and other supporting financial documents and schedules relating to the Borrowers and to discuss directly with the Lender the finances and affairs of the Borrowers.

            (b) As soon as available, but in any event not later than forty-five
(45) days after the end of each fiscal quarter (other than the fiscal quarter ending at the end of each Fiscal Year), consolidated and consolidating unaudited balance sheets of Spacelabs Delaware and its consolidated Subsidiaries as at the end of such fiscal quarter, consolidated and consolidating unaudited income statements, and consolidated unaudited cash flow statements for Spacelabs Delaware and its consolidated Subsidiaries, for such fiscal quarter and for the period from the beginning of the Fiscal Year to the end of such fiscal quarter, all in reasonable detail, fairly presenting the financial position and results of operations of Spacelabs Delaware and its consolidated Subsidiaries as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the prior Fiscal Year and in Spacelabs Delaware's annual forecasts, and, in the case of such quarterly consolidated statements, prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a), subject to normal year-end adjustments. Spacelabs Delaware shall certify by a certificate signed by its chief financial officer that all such quarterly consolidated statements have been prepared in accordance with GAAP and that all such statements present fairly Spacelabs Delaware's financial position as at the dates thereof and its results of operations for the periods then ended, subject to normal year-end adjustments.

            (c) As soon as available, but in any event not later than thirty
(30) days after the end of each fiscal month (other than the fiscal months ending at the end of each fiscal quarter), consolidated unaudited balance sheets of Spacelabs Delaware and its consolidated Subsidiaries as at the end of such fiscal month, and consolidated unaudited income statements and cash flow statements for Spacelabs Delaware and its consolidated Subsidiaries for such fiscal month and for the period from the beginning of the Fiscal Year to the end of such fiscal month, all in reasonable detail, fairly presenting the financial position and results of operations of Spacelabs Delaware and its consolidated Subsidiaries as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the prior Fiscal Year and in Spacelabs Delaware's annual forecasts.

            (d) As soon as available, but in any event not later than twenty-five (25) days after the end of each fiscal month, (i) a report reflecting the aging of all Accounts, with reconciliation to the general ledger,
(ii) from and after an Inventory Activation Date, an Inventory report with reconciliation to the general ledger, and (iii) unless a weekly Borrowing Base Certificate for the last week of such fiscal month is provided under Section 5.2(m), a Borrowing Base Certificate with supporting information in accordance with Section 9 of the Security Agreement.

            (e) With each of the audited Financial Statements delivered pursuant to Section 5.2(a), a certificate of the independent certified public accountants that examined such statements to the effect that they have reviewed and are familiar with this Agreement and that, in examining such

Financial Statements, they did not become aware of any fact or condition which then constituted a Default or an Event of Default with respect to a financial covenant, except for those, if any, described in reasonable detail in such certificate.

            (f) With each of the annual audited Financial Statements delivered pursuant to Section 5.2(a) and the quarterly unaudited Financial Statements delivered pursuant to Section 5.2(b), a certificate of the chief financial officer of Spacelabs Delaware (i) setting forth in reasonable detail the calculations required to establish that Spacelabs Delaware or the Borrowers, as applicable, were in compliance with the covenants set forth in Section 7.15 and in Sections 7.21 through 7.23 during or, as applicable, at the end of the period covered in such Financial Statements, (ii) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (B) the Borrowers are, at the date of such certificate, in compliance in all material respects with all of their respective covenants and agreements in this Agreement and the other Loan Documents, and (C) no Default or Event of Default then exists or existed during or, as applicable, at the end of the period covered by the Financial Statements, (iii) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all Financial Statements except to the extent previously described on Forms 10-Q, 10-K or 8-K filed by Spacelabs Delaware with the Securities and Exchange Commission, and (iv) explaining the variances of the figures in the corresponding annual forecasts and prior Fiscal Year financial statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or an Event of Default existed or exists, such certificate shall set forth what action the Borrowers have taken or propose to take with respect thereto.

            (g) No sooner than sixty (60) days and not less than thirty (30) days prior to the beginning of each Fiscal Year, annual forecasts (to include forecasted consolidated balance sheets, income statements and cash flow statements) for Spacelabs Delaware and its consolidated Subsidiaries as at the end of and for each month of such Fiscal Year.

            (h) Promptly after filing with the PBGC and the IRS, a copy of each annual report or other filing filed with respect to each Plan of Spacelabs Delaware.

            (i) Promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by Spacelabs Delaware or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act, and all reports, notices, or statements sent or received by Spacelabs Delaware or any of its Subsidiaries to or from the holders of any equity interests of Spacelabs Delaware (other than routine non-material correspondence sent by shareholders of Spacelabs Delaware to Spacelabs Delaware) or any such Subsidiary or of any Debt of Spacelabs Delaware or any of its Subsidiaries registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued.

            (j) As soon as available, but in any event not later than 15 days after Spacelabs Delaware's receipt thereof, a copy of all management reports and management letters prepared for Spacelabs Delaware by any independent certified public accountants of Spacelabs Delaware in connection with the consolidated audited financial statements referenced in Section 5.2(a), and excluding any such management reports and management letters prepared by Borrowers' internal auditors.

            (k) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which Spacelabs Delaware makes available to its shareholders.

            (l) If requested by the Lender, promptly after filing with the IRS, a copy of each tax return filed by Spacelabs Delaware or by any of its Subsidiaries.

            (m) As soon as available, but in any event within three (3) Business Days after the end of each week (and after the end of each calendar year, if the end of a calendar year falls on a day other than the end of a week), a Borrowing Base Certificate updating in summary form the information most recently delivered pursuant to Section 5.2(d)(iii); provided, however, in the event there are no outstanding Revolving Loans and the aggregate outstanding Letters of Credit are less than $1,000,000, no such weekly Borrower Base Certificate shall be required.

            (n) Such additional information as the Lender may from time to time reasonably request regarding the financial and business affairs of Spacelabs Delaware or any Subsidiary.

      5.3 Notices to the Lender. The Borrowers shall notify the Lender in writing of the following matters at the following times:

            (a) Immediately after becoming aware of any Default or Event of Default;

            (b) Immediately after becoming aware of the assertion by the holder of any Debt of the Borrowers or any Subsidiary in a face amount in excess of $1,000,000 that a default exists with respect thereto or that the Borrowers are not or such Subsidiary is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance;

            (c) Immediately after becoming aware of any event or circumstance which could reasonably be expected to have a Material Adverse Effect;

            (d) Immediately after becoming aware of any pending or threatened action, suit, or proceeding, by any Person, or any pending or threatened investigation by a Governmental Authority, which could reasonably be expected to have a Material Adverse Effect;

            (e) Immediately after becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting the Borrowers or any of their Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect;

            (f) Immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting the Borrowers or any Subsidiary which could reasonably be expected to have a Material Adverse Effect;

            (g) Immediately after receipt of any notice of any violation by the Borrowers or any of their Subsidiaries of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted in writing that any Borrower or any Subsidiary is not in compliance with any Environmental Law or is investigating such Borrower's or such Subsidiary's compliance therewith, which in any such cases could reasonably be expected to have a Material Adverse Effect;

            (h) Immediately after receipt of any written notice that the Borrowers or any of their Subsidiaries are or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that the Borrowers or any Subsidiary is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened

Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $1,000,000;

            (i) Immediately after receipt of any written notice of the imposition of any material Environmental Lien against any property of the Borrowers or any of their Subsidiaries;

            (j) Any change in any Borrower's or Spacelabs Quebec's name as it appears in the state of its incorporation or other organization, state of incorporation or organization, type of entity, organizational identification number, locations of Collateral, or form of organization, trade names under which any Borrower or Spacelabs Quebec will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto;

            (k) Within ten (10) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto;

            (l) Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within three (3) Business Days after the filing thereof with the PBGC, the DOL or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by any Borrower or any ERISA Affiliate from the PBGC, the DOL or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL or the IRS, with respect to each Plan by any Borrower or any ERISA Affiliate;

            (m) Upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan; and within three (3) Business Days after receipt thereof by any Borrower or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any favorable or unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code; or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability;

            (n) Within three (3) Business Days after the occurrence thereof: (i) any changes in the benefits of any existing Plan which increase any Borrower's annual costs with respect thereto by an amount in excess of $1,000,000, or the establishment of any new Plan or the commencement of contributions to any Plan to which any Borrower or any ERISA Affiliate was not previously contributing; or
(ii) any failure by any Borrower or any ERISA Affiliate to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment; or

            (o) Within three (3) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multi-employer Plan.

      Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that such Borrower, its Subsidiary, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

                                    ARTICLE 6
                     GENERAL WARRANTIES AND REPRESENTATIONS

      The Borrowers warrant and represent to the Lender that except as hereafter disclosed to and accepted by the Lender in writing:

      6.1 Authorization, Validity, and Enforceability of this Agreement and the Loan Documents. The Borrowers have the power and authority to execute, deliver and perform this Agreement and the other Loan Documents to which they are a party, to incur the Obligations, and to grant to the Lender Liens upon and security interests in the Collateral owned by the Borrowers. The Borrowers have taken all necessary action (including obtaining approval of its stockholders if necessary) to authorize the execution, delivery, and performance of this Agreement and the other Loan Documents to which they are a party. This Agreement and the other Loan Documents to which they are a party have been duly executed and delivered by the Borrowers, and constitute the legal, valid and binding obligations of the Borrowers, enforceable against them in accordance with their respective terms. The Borrowers' execution, delivery, and performance of this Agreement and the other Loan Documents to which they are a party do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien (other than Permitted Liens) upon the property of the Borrowers or any of their Subsidiaries, by reason of the terms of (a) any contract, mortgage, lease, agreement, indenture, or instrument to which the Borrowers are a party or which is binding upon them, (b) any Requirement of Law applicable to the Borrowers or any of their Subsidiaries, or (c) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of the Borrowers or any of their Subsidiaries.

      6.2 Validity and Priority of Security Interest. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Lender, and such Liens, when all appropriate filings have been made by the Lender in the applicable jurisdictions, will constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral except for those Liens identified in clauses (c),
(d) and (e) of the definition of Permitted Liens securing all the Obligations, and enforceable against the Borrowers and all third parties.

      6.3 Organization and Qualification. The Borrowers (a) are duly organized or incorporated and validly existing in good standing under the laws of the state of their organization or incorporation, (b) are qualified to do business and are in good standing in the jurisdictions set forth on Schedule 6.3, which are the only jurisdictions in which qualification is necessary in order for them to own or lease their property and conduct their business, and (c) have all requisite power and authority to conduct their business and to own their property.

      6.4 Corporate Name; Prior Transactions. Except as set forth on Schedule 6.4, the Borrowers have not, during the past five (5) years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of their property outside of the ordinary course of business.

      6.5 Subsidiaries and Affiliates. Schedule 6.5 is a correct and complete list of the name and relationship to each Borrower of each and all of the Borrowers' Subsidiaries. Each Subsidiary is (a) duly incorporated or organized and validly existing in good standing under the laws of its state of incorporation or organization set forth on Schedule 6.5, and (b) qualified to do business and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a material adverse effect on any such Subsidiary's business, operations, prospects, property, or condition (financial or otherwise) and (c) has all requisite power and authority to conduct its business and own its property.

      6.6 Financial Statements and Projections.

            (a) Spacelabs Delaware has delivered to the Lender the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for Spacelabs Delaware and its consolidated Subsidiaries as of December 31, 2000, and for the Fiscal Year then ended, accompanied by the report thereon of Spacelabs Delaware's independent certified public accountants, KPMG, LLP. Spacelabs Delaware has also delivered to the Lender the unaudited balance sheet and related statements of income and cash flows for Spacelabs Delaware and its consolidated Subsidiaries as of September 29, 2001. Such financial statements are attached hereto as Exhibit B. All such financial statements have been prepared in accordance with GAAP and present fairly in all material respects the financial position of Spacelabs Delaware and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended.

            (b) The Latest Projections, when submitted to the Lender as required herein, represent Spacelabs Delaware's best estimate of the future financial performance of Spacelabs Delaware and its consolidated Subsidiaries for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which Spacelabs Delaware believes are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lender.

      6.7 Solvency. The Borrowers are Solvent prior to and after giving effect to the Borrowings to be made on the Closing Date and the issuance of the Letters of Credit to be issued on the Closing Date, and shall remain Solvent during the term of this Agreement.

      6.8 Capitalization. Schedule 6.8 sets forth, as of the Closing Date, a description of the capitalization of each of the Borrowers.

      6.9 Debt. After giving effect to the making of the Revolving Loans to be made on the Closing Date, the Borrowers and their Subsidiaries have no Debt, except (a) the Obligations, (b) Debt described on Schedule 6.9, and (c) Debt permitted under Section 7.13.

      6.10 Distributions. Since December 31, 2000, no Borrower has declared, paid or made a Distribution upon or in respect of any capital stock or other securities of any of the Borrowers or any of their Subsidiaries (other than dividends payable solely in the stock of such Borrower) and Distributions permitted under Section 7.10.

      6.11 Real Estate; Leases. Schedule 6.11 sets forth, as of the Closing Date, a correct and complete list of all Real Estate owned by the Borrowers and all Real Estate owned by any of their Subsidiaries, all leases and subleases of real or personal property held by the Borrowers as lessee or sublessee (other than leases of personal property as to which the Borrowers are lessee or sublessee for which the value of such personal property in the aggregate is less than $250,000), and all leases and subleases of real or personal property held by the Borrowers as lessor, or sublessor. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists. The Borrowers have good and marketable title in fee simple to the Real Estate identified on Schedule 6.11 as owned by the Borrowers, or valid leasehold interests in all Real Estate designated therein as "leased" by the Borrowers and the Borrowers have good, indefeasible, and merchantable title to all of their other property reflected on the September 29, 2001 Financial Statements delivered to the Lender, except as disposed of in the ordinary course of business since the date thereof, free of all Liens except Permitted Liens.

      6.12 Proprietary Rights. Schedule 6.12 sets forth a correct and complete list of all of the Borrowers' currently owned and maintained patents, registered trademarks, registered service marks, registered copyrighted works, registered trade names, domain names and applications for the foregoing (collectively, the "Registered Proprietary Rights"), together with all related registration or application numbers, as applicable. None of the Registered Proprietary Rights is subject to any material licensing agreement or similar material arrangement except as set forth on Schedule 6.12. To the best of the Borrowers' knowledge, except as set forth on Schedule 6.14, none of the Proprietary Rights infringes on or conflicts with any other Person's property in any manner, and no other Person's property infringes on or conflicts with the Borrowers' Proprietary Rights in any manner.

      6.13 Trade Names. All trade names or styles under which the Borrowers or any of their Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 6.13.

      6.14 Litigation. Except as set forth on Schedule 6.14, there is no pending, or to the best of the Borrowers' knowledge threatened, action, suit, proceeding, or counterclaim by any Person against the Borrowers or any of their Subsidiaries, or to the best of the Borrowers' knowledge, investigation by any Governmental Authority of the Borrowers or any of their Subsidiaries, or any basis for any of the foregoing, which could reasonably be expected to have a Material Adverse Effect.

      6.15 Labor Disputes. Except as set forth on Schedule 6.15, as of the Closing Date (a) there is no collective bargaining agreement or other labor contract covering employees of the Borrowers or any of their Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Borrowers or any of their Subsidiaries or for any similar purpose, except as set forth on Schedule 6.14, as of the Closing Date and (d) there is no pending or (to the best of the Borrowers' knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting the Borrowers or their Subsidiaries or their employees.

      6.16 Environmental Laws.

            (a) Except as set forth in Schedule 6.16(a), the Borrowers and their Subsidiaries have complied with all Environmental Laws in all instances in which non-compliance could reasonably be expected to have a Material Adverse Effect, and neither the Borrowers nor any Subsidiary, nor any of their presently owned real property or presently conducted operations, nor their previously owned real property or prior operations, are subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting
(i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

            (b) The Borrowers and their Subsidiaries have obtained all material permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and the Borrowers and their Subsidiaries are in compliance with all material terms and conditions of such permits.

            (c) Except as set forth in Schedule 6.16(c), neither the Borrowers nor any of their Subsidiaries, nor, to the best of the Borrowers' knowledge, any of their predecessors in interest, has in violation of applicable law stored, treated or disposed of any hazardous waste in all instances in which the manner or fact of such storage, treatment or disposal could reasonably be expected to have a Material Adverse Effect.

            (d) Neither the Borrowers nor any of their Subsidiaries has received any summons, complaint, order or similar written notice indicating that they are not currently in compliance with, or that any Governmental Authority is investigating their compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

            (e) To the best of the Borrowers' knowledge, none of the present or past operations of the Borrowers and their Subsidiaries are the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

            (f) Except as set forth in Schedule 6.16(f), there is not now, nor to the best of the Borrowers' knowledge has there ever been, on or in the Real
Estate:

                  (1) any underground storage tanks or surface impoundments,

                  (2) any asbestos-containing material, or

                  (3) any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment.

            (g) Except as set forth in Schedule 6.16(c), in the last ten (10) years, neither the Borrowers nor any of their Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment.

            (h) Except as set forth in Schedule 6.16(c), in the last ten (10) years, neither the Borrowers nor any of their Subsidiaries has entered into any negotiations or settlement agreements with any Person (including the prior owner of any of their properties) imposing material obligations or liabilities on the Borrowers or any of their Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

            (i) None of the products manufactured, distributed or sold by the Borrowers or any of their Subsidiaries contain asbestos containing material.

            (j) No Environmental Lien has attached to the Real Estate in the last ten (10) years.

      6.17 No Violation of Law. Neither the Borrowers nor any of their Subsidiaries are in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to them, which violation could reasonably be expected to have a Material Adverse Effect.

      6.18 No Default. Neither the Borrowers nor any of their Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which such Borrower or such Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

      6.19 ERISA Compliance.

            (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Borrowers, nothing has occurred which would cause the loss of such qualification. The

Borrowers and each ERISA Affiliate have made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

            (b) There are no pending or, to the best knowledge of Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

            (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrowers nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrowers nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-employer Plan; and
(v) neither the Borrowers nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Section 4069 or 4212(c) of ERISA.

      6.20 Taxes. The Borrowers and their Subsidiaries have filed all federal and other tax returns and reports required to be filed, and have paid all federal and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable unless such unpaid taxes and assessments would constitute a Permitted Lien.

      6.21 Regulated Entities. None of the Borrowers, any Person controlling the Borrowers, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Borrowers are not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

      6.22 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used to refinance existing indebtedness, to reimburse drawings under Letters of Credit and for working capital purposes. Neither the Borrowers nor any Subsidiary is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

      6.23 Copyrights, Patents, Trademarks and Licenses, etc. The Borrowers own or are licensed or otherwise have the right without conflict with the rights of any other Person to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, licenses, rights of way, authorizations and other rights that are reasonably necessary for the operation of their businesses and the absence of which could reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Borrowers, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrowers or any Subsidiary infringes upon any rights held by any other Person. Except as set forth on Schedule 6.14, no claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrowers, threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrowers, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

      6.24 No Material Adverse Change. No Material Adverse Effect has occurred since the latest date of the Financial Statements delivered to the Lender.

      6.25 Full Disclosure. None of the representations or warranties made by the Borrowers or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Borrowers or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Borrowers to the Lender prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

      6.26 Material Agreements. Schedule 6.26 hereto sets forth as of the Closing Date all agreements and contracts to which the Borrowers or any of their Subsidiaries are a party or are bound as of the date hereof and which are material to Spacelabs Delaware and its Subsidiaries, taken as a whole.

      6.27 Bank Accounts. Schedule 6.27 contains as of the Closing Date a complete and accurate list of all bank accounts maintained by the Borrowers with any bank or other financial institution.

      6.28 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrowers or any of their Subsidiaries of this Agreement or any other Loan Document.

                                    ARTICLE 7
                       AFFIRMATIVE AND NEGATIVE COVENANTS

      The Borrowers covenant to the Lender that so long as any of the Obligations remain outstanding or this Agreement is in effect:

      7.1 Taxes and Other Obligations. Each of the Borrowers shall, and shall cause each of its Subsidiaries to, (a) file when due all tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Lender, upon request, satisfactory evidence of its timely compliance with the foregoing; and (c) pay when due all claims of materialmen, mechanics, carriers, warehousemen, landlords, processors and other like Persons, and perform and discharge in a timely manner all other obligations (other than Debt) undertaken by it; provided, however, neither the Borrowers nor any of their Subsidiaries need pay any trade payables, tax, fee, assessment, or governmental charge (i) being contested in good faith by appropriate proceedings diligently pursued, (ii) as to which the Borrowers or their Subsidiaries have, as the case may be, established proper reserves as required under GAAP, (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted Lien), and (iv) in any case where the amount contested exceeds $100,000, if the Borrowers or their Subsidiaries, as the case may be, have notified the Lender in writing of such action.

      7.2 Legal Existence and Good Standing. Each of the Borrowers shall, and shall cause each of its Subsidiaries to, maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

      7.3 Compliance with Law and Agreements; Maintenance of Licenses. Each of the Borrowers shall comply, and shall cause each Subsidiary to comply, in all respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and all Environmental Laws) where failure to so comply could reasonably be expected to have a Material Adverse Effect. Each of the Borrowers shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date where failure to so obtain and maintain such licenses, permits, franchises and other governmental authorizations could reasonably be expected to have a Material Adverse Effect. The Borrowers shall not modify, amend or alter their certificates or articles of incorporation, or their limited liability company operating agreement or limited partnership agreement, as applicable, other than in a manner which does not adversely affect the rights of the Lender.

      7.4 Maintenance of Property; Inspection of Property.

            (a) Each of the Borrowers shall, and shall cause each of its Subsidiaries to, maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

            (b) The Borrowers shall permit, and shall cause Spacelabs Quebec to permit, representatives and independent contractors of the Lender (at the expense of the Borrowers or Spacelabs Quebec, as applicable, not to exceed four
(4) times per year unless an Event of Default has occurred and is continuing) to visit and inspect any of their properties, to examine their corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss their affairs, finances and accounts with their directors, officers and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired, upon reasonable advance notice to the Borrowers or Spacelabs Quebec, as applicable; provided, however, when an Event of Default exists, the Lender may do any of the foregoing at the expense of the Borrowers or Spacelabs Quebec, as applicable, at any time during normal business hours and without advance notice.

      7.5 Insurance.

            (a) Each of the Borrowers shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable insurers having a rating of at least +A or better by Best Rating Guide, insurance against loss or damage by fire with extended coverage; theft, burglary, pilferage and loss in transit; commercial general liability and third party property damage; larceny, embezzlement or other criminal liability; business interruption; and such other hazards or of such other types as is customary for Persons engaged in the same or similar business, as the Lender, in its reasonable discretion, shall specify, in amounts, and under policies reasonably acceptable to the Lender. The Borrowers shall maintain, and shall cause Spacelabs Quebec to maintain, flood insurance for their Inventory and Equipment which is, at any time, located in an area that has been identified by the Director of the Federal Emergency Management Agency as a Special Flood Hazard Area.

            (b) The Borrowers shall cause, and shall cause Spacelabs Quebec to cause, the Lender to be named as secured party and loss payee or additional insured, as applicable, in a manner reasonably acceptable to the Lender. With respect to all insurance covering any portion of the Collateral, each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to the Lender in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Lender shall not be impaired or invalidated by any act or neglect of the Borrowers or any of their Subsidiaries or the owner of any Real Estate for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the Borrowers or Spacelabs Quebec, as applicable, when due, and certificates of insurance and, if requested by the Lender, photocopies of the policies, shall be delivered to the Lender. If the Borrowers or Spacelabs Quebec fail to procure such insurance or to pay the premiums therefor when due, the Lender may do so from the proceeds of Revolving Loans.

      7.6 Insurance and Condemnation Proceeds. The Borrowers shall promptly notify, and shall cause Spacelabs Quebec to promptly notify, the Lender of any loss, damage, or destruction to the Collateral that is in excess of $100,000, whether or not covered by insurance. The Lender is hereby authorized to collect all insurance and condemnation proceeds in respect of Collateral directly and to apply or remit them as follows:

            (a) With respect to insurance and condemnation proceeds relating to Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Lender in the collection or handling thereof, the Lender shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 3.6.

            (b) With respect to insurance and condemnation proceeds relating to Collateral consisting of Fixed Assets, the Lender shall permit the Borrowers or Spacelabs Quebec, as applicable, to use such proceeds, or any part thereof, to replace, repair, restore or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction so long as (i) no Default or Event of Default has occurred and is continuing, and (ii) the Borrowers or Spacelabs Quebec, as applicable, first (A) provide the Lender with plans and specifications for any such repair or restoration which shall be reasonably satisfactory to the Lender, and (B) demonstrate to the reasonable satisfaction of the Lender that the funds available to it will be sufficient to complete such project in the manner provided therein. In all other circumstances, the Lender shall apply such insurance and condemnation proceeds, ratably, to the reduction of the Obligations in the order provided for in
Section 3.6.

      7.7 Environmental Laws.

            (a) Each of the Borrowers shall, and shall cause each of its Subsidiaries to, conduct its business in material compliance with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant. Each of the Borrowers shall, and shall cause each of its Subsidiaries to, take prompt and appropriate action to respond to any material non-compliance with Environmental Laws and shall regularly report to the Lender on such response.

            (b) Without limiting the generality of the foregoing, the Borrowers shall submit to the Lender annually, commencing on the first Anniversary Date, and on each Anniversary Date thereafter, an update of the status of each instance of environmental non-compliance or environmental liability that could reasonably be expected to result in liability to the Borrowers (in remediation, restoration or settlement costs or otherwise) in excess of $1,000,000. The Lender may request copies of technical reports prepared by the Borrowers and their communications with any Governmental Authority to determine whether the Borrowers or any of their Subsidiaries are proceeding reasonably to correct, cure or contest in good faith any alleged non-compliance or environmental liability. The Borrowers shall, at the Lender's request and at the Borrowers' expense, (i) retain an independent environmental engineer reasonably acceptable to the Lender to evaluate the site, including tests if appropriate, where the non-compliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to the Lender a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (ii) provide to the Lender a supplemental report of such engineer whenever the scope of the environmental problems, or the response thereto or the estimated costs thereof, shall increase in any material respect.

            (c) The Lender and its representatives will have the right upon reasonable notice to the Borrowers or Spacelabs Quebec, as applicable, at any reasonable time to enter and visit the Real Estate and any other place where any property of the Borrowers or Spacelabs Quebec is located for the purposes of observing the Real Estate, taking and removing soil or groundwater samples, and conducting tests on any part of the Real Estate. The Lender is under no duty, however, to visit or observe the Real Estate or to conduct tests, and any such acts by the Lender will be solely for the purposes of protecting the Lender's Liens and preserving the Lender's rights under the Loan Documents. No site visit, observation or testing by the Lender will result in a waiver of any default of the Borrowers or impose any liability on the Lender. In no event will any site visit, observation or testing by the Lender be a representation that hazardous substances are or are not present in, on or under the Real Estate, or that there has been or will be compliance with any Environmental Law. Neither the Borrowers nor any other party is entitled to rely on any site visit, observation or testing by the Lender. The Lender owes no duty of care to protect the Borrowers or any other party against, or to inform the Borrower or any other party of, any hazardous substances or any other adverse condition affecting the Real Estate. The Lender shall disclose to the Borrowers, or to any other party, if so required by law any report or findings made as a result of, or in connection with, any site visit, observation or testing by the Lender. The Borrowers understand and agree that the Lender makes no warranty or representation to the Borrowers or any other party regarding the truth, accuracy or completeness of any such report or findings that may be disclosed. The Borrowers also understand that depending on the results of any site visit, observation or testing by the Lender and disclosed to the Borrowers, the Borrowers may have a legal obligation to notify one or more environmental agencies of the results, that such reporting requirements are site-specific, and are to be evaluated by the Borrowers without advice or assistance from the Lender. In each instance, the Lender will give the Borrowers reasonable notice before entering the Real Estate or any other place the Lender is permitted to enter under this Section 7.7(c). The Lender will make reasonable efforts to avoid interfering with the Borrowers' or Spacelabs Quebec's use of the Real Estate or any other property in exercising any rights provided hereunder.

      7.8 Compliance with ERISA. The Borrowers shall, and shall cause each of their ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code; (d) not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; and (e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

      7.9 Mergers, Consolidations or Sales. Neither the Borrowers nor any of their Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except (a) that with the prior written consent of the Lender, which may be granted or withheld in Lender's sole discretion, the Borrowers may merge with or into a company having a financial condition that is equal to or better than that of the Borrowers at the time immediately prior to such merger; (b) for sales of Inventory in the ordinary course of its business;
(c) in addition to sales and other dispositions of Equipment as set forth in subsection (d) hereof, for sales or other dispositions of Equipment with an orderly liquidation value not to exceed $500,000 in any Fiscal Year; (d) in addition to sales and other dispositions of Equipment as set forth in subsection
(c) hereof, for sales or other dispositions of Equipment in connection with the outsourcing of printed circuit board assembly, not to exceed an aggregate of $1,000,000 in any Fiscal Year, and (e) for discounting of international letters of credit issued for the account of a foreign customer that is not an Affiliate of the Borrowers, provided that the discounting is consistent with current practices of the Borrower and in no event more than ten percent (10%) less than the amount due under the relevant invoices. Within 120 days following each such Equipment sale or disposition described in subsection (c) or (d) hereof, the Borrowers or Spacelabs Quebec, as applicable, shall either (i) reinvest the proceeds of that sale or disposition in other Equipment, or (ii) apply such proceeds to the Loans in accordance with
Section 3.6.

      7.10 Distributions; Capital Change; Restricted Investments. Neither the Borrowers nor any of their Subsidiaries shall (a) directly or indirectly declare or make, or incur any liability to make, any Distribution, (b) amend its organizational papers in any manner that could reasonably be expected to have a Material Adverse Effect on the rights of Lender under the Loan Documents, or (c) make any Restricted Investment; provided, however, that (i) any direct or indirect Subsidiary of Spacelabs Delaware may declare and make a Distribution if such Distribution is (A) paid to a Borrower, or (B) paid to a Subsidiary that is not a Borrower, if the Subsidiary receiving such Distribution makes a simultaneous and commensurate Distribution to a Borrower or to another entity that makes a simultaneous and commensurate Distribution to a Borrower, and (ii) Spacelabs Delaware may declare and make Distributions payable solely in the stock of Spacelabs Delaware.

      7.11 Transactions Affecting Collateral or Obligations. Neither the Borrowers nor any of their Subsidiaries shall enter into any transaction which would be reasonably expected to have a Material Adverse Effect.

      7.12 Guaranties. Neither the Borrowers nor any of their Subsidiaries shall make, issue, or become liable on any Guaranty, except (a) Guaranties of the Obligations in favor of the Lender, (b) unsecured Guaranties of Debt incurred by foreign Subsidiaries in an aggregate amount at any time outstanding not to exceed $5,000,000, and (c) Guarantee of Debt permitted under clauses (a), (b),
(c), (d) or (e) of Section 7.13.

      7.13 Debt. Neither the Borrowers nor any of their Subsidiaries shall incur or maintain any Debt, other than: (a) the Obligations; (b) Debt described on
Schedule 6.9; (c) Capital Leases of Equipment and purchase money secured Debt incurred to purchase Equipment, provided that (i) Liens securing the same attach only to the Equipment acquired by the incurrence of such Debt, and (ii) the aggregate amount of such Debt (including Capital Leases) incurred by all Borrowers and their Subsidiaries during any Fiscal Year does not exceed $5,000,000; (d) Debt evidencing a refunding, renewal or extension of the Debt described on Schedule 6.9, provided that (i) the principal amount thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed or extended Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed or extended, (iii) no Person that is not an obligor or guarantor of such Debt as of the Closing Date shall become an obligor or guarantor thereof, and (iv) the terms of such refunding, renewal or extension are no less favorable to the Borrowers or the Lender than the original Debt; (e) in addition to Debt permitted under clauses (a) through (d) above, Debt incurred by the Borrowers or any of their Subsidiaries after the Closing Date in an amount not to exceed an aggregate of $10,000,000 in any Fiscal Year, provided that the aggregate amount of such Debt incurred by all the Borrowers and their Subsidiaries during the term of this Agreement under this clause (e) shall not exceed $20,000,000; and (f) Debt comprised of Guaranties permitted under Section 7.12.

      7.14 Prepayment. Neither the Borrowers nor any of their Subsidiaries shall voluntarily prepay any Debt, except (a) the Obligations in accordance with the terms of this Agreement; (b) revolving lines of credit with respect to which foreign-based Subsidiaries are obligors; and (c) prepayments in an amount not to exceed $500,000 in the aggregate; provided, however, that prepayments under clause (c) may only be made so long as there are no Revolving Loans outstanding after giving effect to such prepayments.

      7.15 Transactions with Affiliates. Except as set forth below or as otherwise expressly permitted under this Agreement, neither the Borrowers nor any of their Subsidiaries shall, sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate (other than a Borrower), or lend or advance money or property to any Affiliate (other than a Borrower), or invest in (by capital contribution or otherwise), or purchase or repurchase any stock or indebtedness or any property of, any Affiliate (other than a Borrower), or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate (other than a Borrower) ("Affiliate Transactions"). Notwithstanding the foregoing, while no Event of Default has occurred and is continuing, the Borrowers and their Subsidiaries may engage in transactions with Affiliates in the ordinary course of business consistent with past practices consisting of (a) the sale or other transfer of Inventory at not less than the standard cost of such Inventory, (b) in addition to any Guarantee permitted under Section 7.12(b), equity contributions, long-term loans and other long-term extensions of credit to Subsidiaries that are not Borrowers in an aggregate amount not to exceed $6,000,000 over the aggregate amount of such Affiliate Transactions reflected in the Borrowers' September 29, 2001 Financial Statements, as shown on
Schedule 7.15, (c) in addition to the transactions described in clauses (a) and
(b) of this Section 7.15, equity contributions, long-term loans and other long-term extensions of credit to Spacelabs Quebec in an aggregate amount not to exceed at any time the portion of Availability attributable to Eligible Accounts owned by Spacelabs Quebec and, from and after an Inventory Activation Date, Eligible Inventory owned by Spacelabs Quebec, which in any event shall not exceed the greater of (x) $750,000, and (y) five percent (5%) of Availability, and (d) in addition to the transactions described in clauses (a), (b) and (c) of this Section 7.15, transactions with Affiliates that are not Borrowers, such that the aggregate net balance of the current intercompany accounts (currently accounts 2524 and 2525) between such Affiliates and the Borrowers results in such Affiliates owing the Borrowers no more than $12,000,000 at any fiscal month-end; provided, however, that for purposes of determining compliance with this Section 7.15, an equity contribution made by an entity pursuant to clause
(b) of this Section 7.15 shall not be accounted for multiple times by virtue of the fact that such contribution is in turn contributed by such entity to its direct and indirect Subsidiaries.

      7.16 Investment Banking and Finder's Fees. Neither the Borrowers nor any of their Subsidiaries shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement. The Borrowers shall defend and indemnify the Lender against and hold it harmless from all claims of any Person that the Borrowers are obligated to pay for any such fees, and all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Lender in connection therewith.

      7.17 Business Conducted. The Borrowers shall not and shall not permit any of their Subsidiaries to, engage directly or indirectly, in any line of business other than the businesses in which the Borrowers are engaged on the Closing Date.

      7.18 Liens. Neither the Borrowers nor any of their Subsidiaries shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except Permitted Liens, and Liens, if any, in effect as of the Closing Date described in Schedule 6.9 securing Debt described in Schedule 6.9 and Liens securing Capital Leases and purchase money Debt permitted in Section 7.13.

      7.19 Sale and Leaseback Transactions. Neither the Borrowers nor any of their Subsidiaries shall, directly or indirectly, enter into any arrangement with any Person providing for the Borrowers or such Subsidiary to lease or rent property that the Borrowers or such Subsidiary has sold or will sell or otherwise transfer to such Person, other than any such sales the aggregate sale proceeds of which do not exceed $1,000,000.

      7.20 Fiscal Year. The Borrowers shall not change their Fiscal Year.

      7.21 Capital Expenditures. Without the prior written consent of the Lender, neither the Borrowers nor any of their Subsidiaries shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Borrowers and their Subsidiaries on a consolidated basis would exceed $12,000,000 during any Fiscal Year.

      7.22 Adjusted Book Net Worth. As of (a) the end of the Fiscal Year ending December 31, 2001, and the first three fiscal quarters ending in the 2002 Fiscal Year, Spacelabs Delaware will maintain an Adjusted Book Net Worth of not less than $162,000,000 (the "Initial Threshold"), and (b) the end of each fiscal quarter thereafter, Spacelabs Delaware will maintain an Adjusted Book Net Worth that is equal to or greater than the sum of the Initial Threshold plus the Annual Adjustment Amount.

      7.23 Fixed Charge Coverage Ratio. If the Borrowers fail to comply with the Covenant Requirements at any time during the term of this Agreement, then from the date of such non-compliance through the date on which the Borrowers have maintained the Covenant Requirements for a period of at least one hundred eighty
(180) consecutive days, Spacelabs Delaware, on a consolidated basis, will maintain a Fixed Charge Coverage Ratio of not less than 1.0 to 1 for each period of twelve (12) consecutive months ended on the last day of each fiscal month (or, in the case of any fiscal month ending prior to September 28, 2002, the Fixed Charge Coverage Ratio will be determined by reference to the period beginning on September 30, 2001 and ending on the last day of such fiscal month).

      7.24 Use of Proceeds. The Borrowers shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (a) to purchase or carry Margin Stock, (b) to repay or otherwise refinance indebtedness of the Borrowers or others incurred to purchase or carry Margin Stock, (c) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (d) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

      7.25 Use of Bank Products. The Borrowers shall, at all times during the term of this Agreement, maintain the Bank as the Borrowers' principal depository bank, and maintain with the Bank operating, administrative, cash management, collection activity and other deposit accounts for the conduct by the Borrowers of their businesses.

      7.26 Further Assurances. The Borrowers shall execute and deliver, or cause to be executed and delivered, to the Lender such documents and agreements, and shall take or cause to be taken such actions, as the Lender may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents.

                                    ARTICLE 8
                              CONDITIONS OF LENDING

      8.1 Conditions Precedent to Making of Loans on or after the Closing Date. The obligation of the Lender to make the initial Revolving Loans on or after the Closing Date, and the obligation of the Lender to cause the Letter of Credit Issuer to issue any Letter of Credit on or after the Closing Date, are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Lender:

            (a) This Agreement and the other Loan Documents shall have been executed by each party thereto and the Borrowers shall have performed and complied, and shall have caused their Subsidiaries that are parties to any Loan Documents to have performed and complied, with all covenants, agreements and conditions contained herein and the other Loan Documents which are required to be performed or complied with by the Borrowers or such Subsidiaries before or on the Closing Date.

            (b) Upon making the Revolving Loans (including such Revolving Loans made to finance the Closing Fee or otherwise as reimbursement for fees, costs and expenses then payable under this Agreement) and assuming the payment of all obligations due and payable as of the Closing Date (including all Debt and trade payables), the Borrowers and Spacelabs Quebec, collectively, shall have Availability of at least $5,000,000.

            (c) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct as if made on such date.

            (d) No Default or Event of Default shall have occurred and be continuing after giving effect to the Loans to be made and the Letters of Credit to be issued on the Closing Date.

            (e) The Lender shall have received such opinions of counsel for the Borrowers and their Subsidiaries as the Lender shall reasonably request, each such opinion to be in a form, scope, and substance reasonably satisfactory to the Lender and its counsel.

            (f) The Lender shall have received:

                  (i) acknowledgment copies of proper financing statements, duly filed on or before the Closing Date under the UCC or other applicable law of all jurisdictions that the Lender may deem necessary or desirable in order to perfect the Lender's Liens; and

                  (ii) duly executed UCC-3 Termination Statements and such other instruments, in form and substance satisfactory to the Lender, as shall be necessary to terminate and satisfy all Liens on the Property of the Borrowers and their Subsidiaries except Permitted Liens.

            (g) The Borrowers shall have paid all fees and expenses of the Lender and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced.

            (h) The Lender shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Lender, of all insurance coverage as required by this Agreement.

            (i) The Lender shall have had an opportunity, if it so chooses, to examine the books of account and other records and files of the Borrowers and Spacelabs Quebec and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Inventory, Accounts, and the Borrowing Base, and the results of such examination and audit shall have been reasonably satisfactory to the Lender in all material respects.

            (j) All proceedings taken in connection with the execution of this Agreement, all other Loan Documents and all documents and papers relating thereto shall be reasonably satisfactory in form, scope, and substance to the Lender.

            (k) Without limiting the generality of the items described above, the Borrowers and each Person guarantying or securing payment of the Obligations shall have delivered or caused to be delivered to the Lender (in form and substance reasonably satisfactory to the Lender), the financial statements, resolutions, certificates and opinions reasonably requested by the Lender.

The acceptance by the Borrowers of any Loans made or Letters of Credit issued on the Closing Date shall be deemed to be a representation and warranty made by the Borrowers to the effect that all of the conditions precedent to the making of such Loans or the issuance of such Letters of Credit have been satisfied, with the same effect as delivery to the Lender of a certificate signed by a Responsible Officer of the Borrowers, dated the Closing Date, to such effect.

      8.2 Conditions Precedent to Each Loan. The obligation of the Lender to make each Loan, including the initial Revolving Loans on the Closing Date, and the obligation of the Lender to cause the Letter of Credit Issuer to issue any Letter of Credit or to provide Credit Support for a Letter of Credit shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:

            (a) The following statements shall be true, and the acceptance by the Borrowers of any extension of credit shall be deemed to be a statement to the effect set forth in clauses (i), (ii) and (iii) with the same effect as the delivery to the Lender of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:

                  (i) The representations and warranties contained in this Agreement and the other Loan Documents to which the Borrowers are a party are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which (A) is qualified by a reference to "Material Adverse Effect" or any other materiality caveat, in which case such representation or warranty is correct in all respects, or (B) relates to a specified prior date, and except to the extent the Lender has been notified in writing by the Borrowers that any representation or warranty is not correct and the Lender has explicitly waived in writing compliance with such representation or warranty; and

                  (ii) No event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default; and

                  (iii) No event has occurred and is continuing, or would result from such extension of credit, which has had or would have a Material Adverse Effect.

            (b) No such Borrowing shall exceed Availability.

                                    ARTICLE 9
                                DEFAULT; REMEDIES

      9.1 Events of Default. It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:

            (a) any failure by the Borrowers to pay the principal of or interest or premium on any of the Obligations or any fee or other amount owing hereunder when due, whether upon demand or otherwise;

            (b) any representation or warranty made or deemed made by the Borrowers in this Agreement or by the Borrowers or any of their Subsidiaries in any of the other Loan Documents, any

Financial Statement, or any certificate furnished by the Borrowers or any of their Subsidiaries at any time to the Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

            (c) (i) any default shall occur in the observance or performance of any of the covenants and agreements contained in Sections 5.2(a) -- (e) and 5.2(l), 7.2, 7.5, and 7.9 through 7.25, or Section 11 of the Security Agreement, or any default shall occur in the observance or performance of any of the covenants and agreements contained in Sections 5.2 (other than Section 5.2(a) --
(e) and 5.2(l)) or 5.3, and in each such case such default shall continue for three (3) Business Days or more; or (ii) any default shall occur in the observance or performance of any of the other covenants or agreements contained in any other Section of this Agreement or any other Loan Document, any other Loan Documents, or any other agreement entered into at any time to which the Borrowers or any Subsidiary and the Lender are party (including in respect of any Bank Products) and such default shall continue for thirty (30) days or more;

            (d) any default shall occur with respect to any Debt (other than the Obligations) of the Borrowers or any of their Subsidiaries in an aggregate outstanding principal amount which exceeds $1,000,000, or under any agreement or instrument under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by the Borrowers or any of their Subsidiaries, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof is to accelerate, or to permit the holders of any such Debt to accelerate, the maturity of any such Debt; or any such Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

            (e) the Borrowers or any of their Subsidiaries shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

            (f) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of the Borrowers or any of their Subsidiaries or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and such petition or proceeding shall not be dismissed within sixty (60) days after the filing or commencement thereof or an order of relief shall be entered with respect thereto;

            (g) a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for the Borrowers or any of their Subsidiaries or for all or any part of its property shall be appointed or a warrant of attachment, execution or similar process shall be issued against any part of the property of the Borrowers or any of their Subsidiaries;

            (h) the Borrowers or any of their Subsidiaries shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof (other than pursuant to a merger permitted under Section 7.9);

            (i) all or any material part of the property of the Borrowers, taken as a whole, shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of such Borrowers shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

            (j) any Loan Document shall be terminated, revoked or declared void or invalid or unenforceable or challenged by the Borrowers or any other obligor;

            (k) one or more judgments, orders, decrees or arbitration awards is entered against the Borrowers or Spacelabs Quebec involving in the aggregate liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents or conditions, of $1,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof;

            (l) any loss, theft, damage or destruction of any item or items of Collateral or other property of any Borrower or any Subsidiary occurs which could reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;

            (m) there is filed against any Borrower or any of its Subsidiaries any action, suit or proceeding under any federal or state racketeering statute (including the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (i) is not dismissed within one hundred twenty (120) days, and (ii) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

            (n) for any reason other than the failure of the Lender to take any action available to it to maintain perfection of the Lender's Liens pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens) or is terminated, revoked or declared void;

            (o) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in liability of the Borrowers under Title IV of ERISA to the Pension Plan, Multi-employer Plan or the PBGC in an aggregate amount in excess of $1,000,000;
(ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $1,000,000; or (iii) the Borrowers or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount in excess of $1,000,000; or

            (p) there occurs a Change of Control; or

            (q) there occurs an event having a Material Adverse Effect.

      9.2 Remedies.

            (a) If a Default or an Event of Default exists, the Lender may, in its discretion, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrower: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing the Borrowing Base, or reduce one or more of the other elements used in computing the Borrowing Base; (ii) restrict the amount of or refuse to make Revolving Loans, and (iii) restrict or refuse to provide Letters of Credit or Credit Support. If an Event of Default exists, the Lender may, in its discretion, do one or more of the following in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on the Borrowers: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations to be immediately due and payable, provided, however, that upon the occurrence of any Event of Default described in Sections 9.1(e), 9.1(f), 9.1(g), or 9.1(h), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; (C) require the Borrowers to cash collateralize all outstanding Letter of Credit Obligations; and (D) pursue its other rights and remedies under the Loan Documents and applicable law.

            (b) If an Event of Default has occurred and is continuing: (i) the Lender shall have in addition to all other rights of the Lender, the rights and remedies of a secured party under the Loan Documents and the UCC; (ii) the Lender may, at any time, take possession of the Collateral and keep it on the premises of the Borrowers or Spacelabs Quebec, as applicable, at no cost to the Lender, or remove any part of it to such other place or places as the Lender may desire, or the Borrowers or Spacelabs Quebec, as applicable, shall, upon the Lender's demand, at the cost of the Borrowers or Spacelabs Quebec, as applicable, assemble the Collateral and make it available to the Lender at a place reasonably convenient to the Lender; and (iii) the Lender may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Lender deems advisable, in its sole discretion, and may, if the Lender deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, the Borrowers agree that any notice by the Lender of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to the Borrowers or Spacelabs Quebec, as applicable, if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) Business Days prior to such action to the Borrowers' addresses specified in or pursuant to Section 12.8 or pursuant to Section ___ of the Spacelabs Quebec Guaranty. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Lender receives payment, and if the buyer defaults in payment, the Lender may resell the Collateral without further notice to the Borrowers or Spacelabs Quebec. In the event the Lender seeks to take possession of all or any portion of the Collateral by judicial process, the Borrowers irrevocably waive: (A) the posting of any bond, surety or security with respect thereto which might otherwise be required; (B) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (C) any requirement that the Lender retain possession and not dispose of any Collateral until after trial or final judgment. The Borrowers agree that the Lender has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Lender is hereby granted a license or other right to use, without charge, the Borrowers' labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Borrowers' rights under all licenses and all franchise agreements shall inure to the Lender's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including reasonable attorneys' fees, and then to the Obligations in the order set forth in Section 3.6. The Lender will return any excess to the Borrowers and the Borrowers shall remain liable for any deficiency.

            (c) If an Event of Default has occurred and is continuing, the Borrowers hereby waive all rights to notice and hearing prior to the exercise by the Lender of the Lender's rights to repossess the Collateral without judicial process or to reply, attach or levy upon the Collateral without notice or hearing.

                                   ARTICLE 10
                              TERM AND TERMINATION

      10.1 Term and Termination. The term of this Agreement shall end on the Stated Termination Date unless sooner terminated in accordance with the terms hereof. The Lender may terminate this Agreement without notice upon the occurrence and during the continuation of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal, accrued and unpaid interest and any early termination or prepayment fees or penalties) shall become immediately due and payable and the Borrowers shall immediately arrange for the cancellation and return of Letters of Credit then outstanding or shall cash collateralize such Letters of Credit or provide standby letters of credit in accordance with
Section 1.3. Notwithstanding the termination of this Agreement, until all Obligations are paid and performed in full in cash, the Borrowers shall remain bound by the terms of this Agreement and shall not be relieved of any of their Obligations hereunder or under any other Loan Document, and the Lender shall retain all its rights and remedies hereunder (including the Lender's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).

                                   ARTICLE 11
                       AMENDMENTS; WAIVERS; PARTICIPATIONS

      11.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrowers therefrom, shall be effective unless the same shall be in writing and signed by the Lender and the Borrowers and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      11.2 Participations.

            (a) The Lender may, without the consent of the Borrowers, at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of the Borrowers (a "Participant") participating interests in any Loans, the Commitment of the Lender and the other interests of the Lender hereunder and under the other Loan Documents; provided, however, that
(i) the Lender's obligations under this Agreement shall remain unchanged, (ii) the Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrowers shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) the Lender shall not transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document except with respect to (1) an increase or extension of the Commitment of Lender or (2) postponement or delay of any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to Lender hereunder or under any other Loan Document, and (v) all amounts payable by the Borrowers hereunder shall be determined as if the Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

            (b) The Lender may, without the consent of the Borrowers, assign this Agreement (i) in connection with any assignment occurring by operation of law, or (ii) upon the occurrence and during the continuation of an Event of Default; in all other instances, the Lender may assign this

Agreement only upon the written consent of the Borrowers, which consent shall not be unreasonably withheld.

            (c) Notwithstanding any other provision in this Agreement, the Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                   ARTICLE 12
                                  MISCELLANEOUS

      12.1 No Waivers; Cumulative Remedies. No failure by the Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between the Borrowers and the Lender, or delay by the Lender in exercising the same, will operate as a waiver thereof. No waiver by the Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Lender on any occasion shall affect or diminish the Lender's rights thereafter to require strict performance by the Borrowers of any provision of this Agreement. The Lender may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Lender may have.

      12.2 Severability. The illegality or unenforceability of any provision of this Agreement or any Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

      12.3 Governing Law; Choice of Forum; Service of Process.

            (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF WASHINGTON; PROVIDED THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF WASHINGTON OR OF THE UNITED STATES OF AMERICA LOCATED IN KING COUNTY, WASHINGTON, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS AND THE LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWERS AND THE LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH COURTS IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWERS OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE LENDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE

COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

            (c) THE BORROWERS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWERS AT THEIR ADDRESSES SET FORTH IN SECTION 12.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAIL POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

            (d) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, ANY CONTROVERSY OR CLAIM BETWEEN THE PARTIES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL AT THE REQUEST OF EITHER PARTY HERETO BE DETERMINED BY BINDING ARBITRATION. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of either party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

            (e) At the request of either party a controversy or claim which is not submitted to arbitration as provided and limited in Section 12.3(d) shall be determined by judicial reference. If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced.

            (f) No provision of Sections 12.3(d) or 12.3(e) shall limit the right of the Lender to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At the Lender's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

      12.4 WAIVER OF JURY TRIAL. SUBJECT TO THE PROVISIONS OF SECTION 12.3(d), THE BORROWERS AND THE LENDER EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY LENDER-RELATED PERSON OR PARTICIPANT,

WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWERS AND THE LENDER EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      12.5 Survival of Representations and Warranties. All of the Borrowers' representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Lender or its agents.

      12.6 Other Security and Guaranties. The Lender may, without notice or demand and without affecting the Borrowers' obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

      12.7 Fees and Expenses. The Borrowers agree to pay to the Lender, for its benefit, on demand, all reasonable costs and expenses that Lender pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including: (a) Attorney Costs; (b) reasonable costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) reasonable costs and expenses of lien and title searches and title insurance; (d) taxes, fees and other charges for filing financing statements and continuations, and other actions to perfect, protect, and continue the Lender's Liens (including reasonable costs and expenses paid or incurred by the Lender in connection with the consummation of Agreement); (e) reasonable sums paid or incurred to pay any amount or take any action required of the Borrowers under the Loan Documents that the Borrowers fail to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including reasonable travel, lodging, and meals for inspections of the Collateral and the Borrowers' operations by the Lender plus the Lender's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $750 per day (or portion thereof) for each Person retained or employed by the Lender with respect to each field examination or audit); and (g) reasonable and customary costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral. In addition, the Borrowers agree to pay reasonable costs and expenses incurred by the Lender (including Attorneys' Costs) to the Lender, on demand, paid or incurred to obtain payment of the Obligations, enforce the Lender's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrowers. All of the foregoing costs and expenses shall be charged to the Borrower's Loan Account as Revolving Loans as described in Section 3.5.

      12.8 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) five (5) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

       If to the Lender or to the Bank:       Bank of America, N.A.
                                              55 South Lake, Suite 900
                                              Pasadena, California  91101
                                              Attention:  Michael R. Williamson
                                              Telecopy No. (626) 578-6069

       with copies to:                        Bank of America NT & SA
                                              10124 Old Grove Road
                                              San Diego, California  92131
                                              Attention:  Legal Department
                                              Telecopy No. (619) 549-7518

                                              Graham & Dunn PC
                                              1420 Fifth Avenue, 33rd Floor
                                              Seattle, Washington  98101
                                              Attention:  Mark A. Finkelstein
                                              Telecopy No. (206) 340-9599

       If to the Borrowers:                   c/o Spacelabs Medical, Inc.
                                              15520 N.E. 40th Street
                                              Redmond, Washington  98073
                                              Attention:  James A. Richman
                                              Telecopy No. (425) 702-2310

       with copies to:                        Spacelabs Medical, Inc.
                                              15520 N.E. 40th Street
                                              Redmond, Washington  98073
                                              Attention:  Eugene DeFelice
                                              Telecopy No. (425) 883-7091

                                              King and Spalding
                                              191 Peachtree Street
                                              Atlanta, Georgia  30303
                                              Attention:  Hector Llorens
                                              Telecopy No. (404) 572-5149

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

      12.9 Waiver of Notices. Unless otherwise expressly provided herein, the Borrowers waive presentment, and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on the Borrowers which the Lender may elect to give shall entitle the Borrowers to any or further notice or demand in the same, similar or other circumstances.

      12.10 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by the Borrowers without prior written consent of the Lender. The rights and benefits of the Lender hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

      12.11 Indemnity of the Lender by the Borrowers.

            (a) The Borrowers agree to defend, indemnify and hold the Lender-Related Persons (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination or replacement of the Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Borrowers shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

            (b) The Borrowers agree to indemnify, defend and hold harmless the Lender from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance relating to the Borrowers' operations, business or property. This indemnity will apply whether the hazardous substance is on, under or about the Borrowers' property or operations or property leased to the Borrowers. The indemnity includes but is not limited to Attorneys Costs. The indemnity extends to the Lender, its parents, affiliates, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. "Hazardous substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including petroleum or natural gas. This indemnity will survive repayment of all other Obligations. In the event any Indemnified Person intends to seek indemnity under this Section 12.11, it shall give Spacelabs Delaware prompt written notice thereof and shall allow Spacelabs Delaware an opportunity to participate in, or the defense of, any investigation, litigation or proceeding related thereto.

      12.12 Limitation of Liability. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NO CLAIM MAY BE MADE BY ANY PARTY OR OTHER PERSON AGAINST THE OTHER PARTY, OR ITS AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS OR ATTORNEYS-IN-FACT FOR ANY SPECIAL,

INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND THE PARTIES HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

      12.13 Final Agreement. This Agreement and the other Loan Documents are intended by the Borrowers and the Lender to be the final, complete, and exclusive expression of the agreement between them. This Agreement and the other Loan Documents supersede any and all prior oral or written agreements relating to the subject matter hereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Borrowers and a duly authorized officer of the Lender.

      12.14 Counterparts. This Agreement may be executed in any number of counterparts, and by the Lender and the Borrowers in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      12.15 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

      12.16 Right of Setoff. In addition to any rights and remedies of the Lender provided by law, if an Event of Default exists or the Loans have been accelerated, the Lender is authorized at any time and from time to time, without prior notice to the Borrowers, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, the Lender or any Affiliate of the Lender to or for the credit or the account of the Borrowers against any and all Obligations due and payable to such Lender, now or hereafter existing, irrespective of whether or not the Lender shall have made demand under this Agreement or any Loan Documents and although such Obligations may be contingent or unmatured. The Lender agrees promptly to notify the Borrowers after any such set-off and application made by the Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

      12.17 Joint and Several Liability and Related Matters. Notwithstanding any other provision of this Agreement or the Loan Documents, all obligations of the Borrowers under this Agreement and the other Loan Documents are joint and several primary obligations of the Borrowers; provided, however, that the liability of each of the Borrowers is limited to the greater of (i) the maximum liability that such Borrower can incur hereunder without rendering itself insolvent, or (ii) the dollar amount of the value received by such Borrower as a result of the financial accommodations made available by the Lender to the Borrowers (the "Maximum Obligation"). The terms "value" and "insolvent," as used in this Section 12.17, shall have the same meanings as in 11 U.S.C. Sections 548(a)(2)(A) and (B), respectively. If for any reason a Borrower's agreement under the Loan Documents to be jointly and severally liable for the Obligations would otherwise be avoidable as a fraudulent transfer under the Debtor Relief Laws notwithstanding the foregoing limitation on such Borrower's liability, then the terms "value" and "insolvent" as used herein shall be defined and the limitation on liability shall be deemed to operate in such a manner as to prevent such Borrower's agreement to be jointly and severally liable for the

Obligations from being avoided as a fraudulent transfer while at the same time preserving such Borrower's liability to the maximum extent possible. Each Borrower acknowledges that:

            (a) It will derive substantial and direct benefits from the transactions contemplated by this Agreement and the other Loan Documents;

            (b) It would not be able on its own to obtain financing on terms as favorable as those set forth in this Agreement;

            (c) The Lender would not extend financing to the Borrower under this Agreement unless the Borrower agreed to be jointly and severally liable for the Obligations;

            (d) It has received, will receive, or has the right to receive consideration that is the reasonable equivalent of the obligations and liability that it has incurred to the Lender;

            (e) It is not insolvent as defined in Section 101 of the Bankruptcy Code or any applicable Debtor Relief Law, nor, after giving effect to the consummation of the transactions contemplated by this Agreement and the other Loan Documents, will it be rendered insolvent by its execution and delivery to the Lender of this Agreement and the other Loan Documents to which it is a party;

            (f) It is not engaged or about to be engaged in any business or transaction for which the assets retained by it will be unreasonably small capital, taking into consideration its obligations to the Lender under this Agreement; and

            (g) It does not intend to, or believe that it will, incur debts beyond its ability to pay them as they mature.

In the event any Borrower (the "Funding Borrower") shall make a payment in respect of any of the Loans or any other Obligations or shall suffer any loss as a result of any realization upon any of its assets pursuant to any Loan Document, each other Borrower (a "Contributing Borrower") shall, subject to the last sentence of this Section 12.17, contribute to such Funding Borrower an amount equal to such Contributing Borrower's Pro Rata Share of such payment made, or loss suffered, by such Funding Borrower. Each Contributing Borrower's "Pro Rata Share" with respect to any such payment or loss by the Funding Borrower shall be determined as of the date on which such payment or loss was made or suffered by reference to the ratio of (i) such Contributing Borrower's Maximum Obligation as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) to (ii) the aggregate Maximum Obligations of all Borrowers (including such Funding Borrower) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder). Nothing in this paragraph of Section 12.17 shall affect each Borrower's joint and several liability for the entire amount of the Obligations (up to such Borrower's Maximum Obligation). Each Borrower covenants and agrees that its obligation to make a contribution hereunder to a Funding Borrower and its right to receive any contribution hereunder from a Contributing Borrower shall be subordinate and junior in right of payment to the Obligations.

      12.18 Confidentiality. The Lender agrees to comply in all respects with that certain Non-Disclosure Agreement dated as of February 6, 2001 between the Lender and Spacelabs Delaware.

      12.19 Conflicts with Other Loan Documents. Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.

THE BORROWERS ACKNOWLEDGE THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

      IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

BORROWERS:

SPACELABS MEDICAL, INC.,                   VITA-STAT MEDICAL SERVICES, INC.,
a Delaware corporation                     a Florida corporation


By:                                        By:
   --------------------------------           ----------------------------------
   Its:                                       Its:
       ----------------------------               ------------------------------

SPACELABS MEDICAL, INC.,                   LIFECLINIC MEDICAL DATA
a California corporation                   CORPORATION, a Washington corporation


By:                                        By:
   --------------------------------           ----------------------------------
   Its:                                       Its:
       ----------------------------               ------------------------------

SPACELABS BURDICK, INC.,                   LIFECLINIC.COM CORPORATION,
a Delaware corporation                     a Washington corporation


By:                                        By:
   --------------------------------           ----------------------------------
   Its:                                       Its:
       ----------------------------               ------------------------------


LENDER:

BANK OF AMERICA, N.A.,
a national banking association


By:
   --------------------------------
   Its:
       ----------------------------

                                     ANNEX A
                                       TO
                                CREDIT AGREEMENT

                                   DEFINITIONS

      Capitalized terms used in the Loan Documents shall have the following respective meanings (unless otherwise defined therein), and all section references in the following definitions shall refer to sections of the
Agreement:

            "Account Debtor" means each Person obligated in any way on or in connection with an Account, Chattel Paper or General Intangibles (including a payment intangible).

            "Accounts" means all of the Borrowers' and Spacelabs Quebec's now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

            "ACH Transactions" means any cash management or related services including the automatic clearing house transfer of funds by the Bank for the account of the Borrowers pursuant to agreement or overdrafts.

            "Adjusted Book Net Worth" means, on a consolidated basis, in each case as determined in accordance with GAAP, the aggregate of the common and preferred shareholders' equity of Spacelabs Delaware net of the cumulative foreign currency translation adjustment, plus

            (a) Any non-cash loss attributable to the sale of operating divisions or Subsidiaries, and

            (b) Any non-cash charges including write-down of long-lived assets or impairment of intangibles (excluding any write-down of Inventory), stock-based compensation or amortization of financing costs, minus any other non-cash gains.

            "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

            "Aggregate Revolver Outstandings" means, at any date of determination: the sum of (a) the unpaid balance of Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit, and (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit.

            "Agreement" means the Credit Agreement to which this Annex A is attached, as from time to time amended, modified or restated.

            "Anniversary Date" means each anniversary of the Closing Date.



                                Annex A - Page 1

            "Annual Adjustment Amount" as of the end of any fiscal quarter of Spacelabs Delaware means a Dollar amount equal to fifty percent (50%) of the Consolidated Net Income for the period commencing on January 1, 2002 and ending on December 31 of the Fiscal Year immediately preceding the Fiscal Year during which such fiscal quarter occurs (with no deduction for a net loss).

            "Applicable Margin" means

            (i) with respect to Base Rate Revolving Loans and all other Obligations (other than LIBOR Revolving Loans), 0.25%; and

            (ii)  with respect to LIBOR Revolving Loans, 2.5%.

            The Applicable Margins shall be adjusted (up or down) prospectively on the first day of the first calendar month that occurs more than 5 days after delivery of the Financial Statements to Lender for each fiscal quarter of the Borrowers, commencing with the fiscal quarter ending March 30, 2002, based upon the Fixed Charge Coverage Ratio for the period of twelve (12) consecutive months ending on the last day of such fiscal quarter (or, in the case of any fiscal quarter ending prior to September 28, 2002, the Fixed Charge Coverage Ratio will be determined by reference to the period beginning on September 30, 2001 and ending on the last day of such fiscal quarter). Adjustments in Applicable Margins shall be determined by reference to the following grids:


  IF FIXED CHARGE COVERAGE RATIO IS:                       LEVEL OF APPLICABLE MARGINS:
  ---------------------------------                        ----------------------------
  Greater than or equal to 1.25                            Level I

  Greater than or equal to 1.15, but less than or equal
  to 1.24                                                  Level II

  Greater than or equal to 1.00, but less than or equal
  to 1.14                                                  Level III

  Less than 1.00                                           Level IV

  LOAN TYPE                                        APPLICABLE MARGINS
  ---------                           -------------------------------------------------
                                      LEVEL I      LEVEL II      LEVEL III     LEVEL IV
                                      -------      --------      ---------     --------
  Base Rate Revolving Loans            0.00%         0.25%         0.50%        1.00%

  LIBOR Revolving Loans                2.25%         2.50%         3.00%        3.50%

      All adjustments in the Applicable Margins after March 30, 2002 shall be implemented quarterly on a prospective basis, for each calendar month commencing at least 5 days after the date of delivery to the Lender of quarterly unaudited or annual audited (as applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, the Borrowers shall deliver to the Lender a certificate, signed by Spacelabs Delware's chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this


                                Annex A - Page 2

Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or an Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

            "Attorney Costs" means and includes all reasonable fees, expenses and disbursements of any law firm or other counsel engaged by the Lender and, in connection with or following any Event of Default, the reasonably allocated costs and expenses of internal legal service of the Lender.

            "Availability" means, at any time (a) the lesser of (i) the Maximum Revolver Amount or (ii) the Borrowing Base, minus (b) Reserves other than Reserves deducted in the calculation of the Borrowing Base, minus (c) in each case, the Aggregate Revolver Outstandings.

            "Bank" means Bank of America, N.A., a national banking association, or any successor entity thereto.

            "Bank Products" means any one or more of the following types of services or facilities extended to the Borrowers by the Bank or any affiliate of the Bank in reliance on the Bank's agreement to indemnify such affiliate: (i) credit cards; (ii) ACH Transactions; (iii) cash management, including controlled disbursement services; and (iv) Hedge Agreements.

            "Bank Product Reserves" means all reserves which the Lender from time to time establishes in its reasonable discretion for the Bank Products then provided or outstanding.

            "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. Section 101 et seq.).

            "Base Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by the Bank in Charlotte, North Carolina as its "prime rate" (the "prime rate" being a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

            "Base Rate Revolving Loan" means a Revolving Loan during any period in which it bears interest based on the Base Rate.

            "Blocked Account Agreement" means an agreement among the Borrowers, the Lender and a Clearing Bank, in form and substance reasonably satisfactory to the Lender, concerning the collection of payments which represent the proceeds of Accounts (except those Accounts owned by Spacelabs Quebec) or of any other Collateral (except that Collateral owned by Spacelabs Quebec).

            "Borrowing" means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lender to the Borrowers or the issuance of Letters of Credit hereunder.

            "Borrowing Base" means, at any time, an amount equal to (a) the sum of (A) eighty percent (80%) of the Net Amount of Eligible Accounts; plus (B) from and after an Inventory Activation Date, up to the lesser of (i) eighty percent (80%) of the net recovery value of Eligible Inventory, or (ii)


                                Annex A - Page 3
fifty percent (50%) of Eligible Inventory cost; minus (b) Reserves from time to time established by the Lender in its reasonable credit judgment; provided that the aggregate Revolving Loans advanced against Eligible Inventory shall not exceed the Maximum Inventory Loan Amount; and provided further that, unless the Lender otherwise consents in writing, the portion of Availability attributable at any time to Eligible Accounts owned by Spacelabs Quebec and, from and after an Inventory Activation Date, Eligible Inventory owned by Spacelabs Quebec shall not exceed the greater of (x) $750,000, and (y) five percent (5%) of Availability.

            "Borrowing Base Certificate" means a certificate by a Responsible Officer of the Borrowers, substantially in the form of Exhibit A (or another form acceptable to the Lender) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to the Lender. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrowers and certified to the Lender; provided, that the Lender shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement.

            "Business Day" means (a) any day that is not a Saturday, Sunday, or a day on which banks in Los Angeles, California or Charlotte, North Carolina are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Revolving Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

            "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

            "Capital Expenditures" means all payments due (whether or not paid during any fiscal period) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year and a cost greater than $1,000, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease.

            "Capital Lease" means any lease of property by the Borrowers and Spacelabs Quebec which, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of the Borrowers or Spacelabs Quebec.

            "Change of Control" means (i) the issuance, sale or other disposition in a single or series of related transactions (including by way of merger, consolidation, share exchange or any similar transaction) of securities representing fifty percent (50%) or more of the voting power of the Borrowers or any of their Subsidiaries; or (ii) the removal or resignation of a majority of the members of the board of directors of Spacelabs Delaware during any twelve
(12) month period.

            "Chattel Paper" means all of the Borrowers' and Spacelabs Quebec's now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

            "Clearing Bank" means the Bank or any other banking institution with whom a Payment Account has been established pursuant to a Blocked Account Agreement or the Quebec Blocked Account Agreement.


                                Annex A - Page 4

            "Closing Date" means the date of this Agreement.

            "Closing Fee" has the meaning specified in Section 2.4.

            "Code" means the Internal Revenue Code of 1986.

            "Collateral" means all of the Borrowers' and Spacelabs Quebec's real and personal property and all other assets of any Person from time to time subject to Lender's Liens securing, whether directly or indirectly, payment or performance of the Obligations.

            "Commitment" means a principal amount of $20,000,000.

            "Consolidated Net Income (or Loss)" means, with respect to any fiscal period of the Borrowers, the net income (or loss) of Spacelabs Delaware, on a consolidated basis, after provision for income taxes for such fiscal period.

            "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

            "Continuation/Conversion Date" means the date on which a Loan is converted into or continued as a LIBOR Revolving Loan.

            "Covenant Requirements" means, on any date, that (a) there is Availability in an amount equal to or greater than $5,000,000; and (b) the amount of Aggregate Revolver Outstandings at such date would not exceed Availability at such date if Availability were calculated without reference to Eligible Inventory.

            "Credit Support" has the meaning specified in Section 1.3(a).

            "Debt" means, without duplication, all liabilities, obligations and indebtedness of any Borrower or Spacelabs Quebec to any Person consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding trade payables, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, but including (a) all Obligations; (b) all obligations and liabilities of any Person secured by any Lien on such Borrower's or Spacelabs Quebec's property, even though such Borrower or Spacelabs Quebec shall not have assumed or become liable for the payment thereof, provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Borrower or Spacelabs Quebec prepared in accordance with GAAP; (c) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by such Borrower or Spacelabs Quebec, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property, provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Borrower or Spacelabs Quebec prepared in accordance with GAAP; (d) all obligations and liabilities under Guaranties, and (e) the present value (discounted at the Base Rate) of lease payments due under synthetic leases.


                                Annex A - Page 5

            "Debtor Relief Laws" means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, fraudulent conveyance, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect affecting the rights of creditors generally.

            "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

            "Default Rate" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus (b) two percent (2%) per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, the Default Rate shall result in an increase in the Letter of Credit Fee by two (2) percentage points per annum.

            "Deposit Accounts" means all "deposit accounts" as such term is defined in the UCC, now or hereafter held in the name of the Borrowers and Spacelabs Quebec.

            "Designated Account" has the meaning specified in Section 1.2(c).

            "Dilution" means, as calculated from time to time by the Lender, the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, cooperative advertising credits, returns, promotions, credits, or other dilutive items with respect to the Accounts during the immediately preceding six (6) month period, by (b) the aggregate amount of the gross billings by the Borrowers and Spacelabs Quebec for such period.

            "Dilution Reserve" means, as of any date of determination when Dilution is greater than ten percent (10%), an amount equal to two percent (2%)of the gross amount of Accounts then outstanding for each percentage point by which Dilution is in excess of ten percent (10%). By way of example only, if the Dilution is equal to thirteen percent (13%) and the gross amount of the Accounts then outstanding is $10,000,000, the Dilution Reserve will be equal to $600,000 ($10,000,000 x .02 x 3).

            "Distribution" means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of property in respect of capital stock (or any options or warrants for, or other rights with respect to, such stock) of such corporation, other than distributions in capital stock (or any options or warrants for such stock) of the same class; or (b) the redemption or other acquisition by such corporation of any capital stock (or any options or warrants for such stock) of such corporation.

            "Documents" means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by the Borrowers and Spacelabs Quebec.

            "DOL" means the United States Department of Labor or any successor department or agency.

            "Dollar" and "$" means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under the Agreement shall be made in Dollars.


                                Annex A - Page 6

            "EBITDA" means, with respect to any fiscal period of Spacelabs Delaware, on a consolidated basis, Consolidated Net Income (or Loss), plus

            (a)   Interest expense (accrual methodology);

            (b)   Provision (or benefit) for income taxes;

            (c)   Depreciation or amortization expenses;

            (d) Any non-cash loss attributable to the sale of operating divisions or Subsidiaries;

            (e) Any non-cash charges including write-down of long-lived assets or impairment of intangibles (excluding any write-down of Inventory), stock-based compensation or amortization of financing costs; and

            (f)   Any loss attributable to foreign exchange transactions;

            minus

                  (1) Any gains attributable to the sale of assets outside the ordinary course of business;

                  (2) Any gains attributable to foreign exchange transactions;
                      and

                  (3) any other non-cash gains.

            "Eligible Accounts" means the Accounts which the Lender in the exercise of its reasonable commercial discretion determines and based upon its customary credit considerations to be Eligible Accounts. Without limiting the discretion of the Lender to establish other reasonable criteria of ineligibility, Eligible Accounts shall not, unless the Lender in its sole discretion elects, include any Account:

            (a) with respect to which more than 120 days have elapsed since the date of the original invoice therefor or which is more than 60 days past due;

            (b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Security Agreement are incorrect or have been breached in any material respect;

            (c) with respect to which (or any other Account due from such Account Debtor) a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason, and is not re-presented for payment and thereafter promptly paid.

            (d) which represents a progress billing (as hereinafter defined) or as to which the Borrowers or Spacelabs Quebec have extended the time for payment without the consent of the Lender; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon the Borrowers' or Spacelabs Quebec's completion of any further performance under the contract or agreement;

            (e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or


                                Annex A - Page 7
any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

            (f) if fifty percent (50%) or more of the aggregate Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under clause (a) above;

            (g) owed by an Account Debtor which: (i) does not maintain its chief executive office in the United States of America or Canada (other than the Province of Newfoundland); or (ii) is not organized under the laws of the United States of America or Canada or any state or province thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit or other insurance or guarantee satisfactory to the Lender in its reasonable commercial discretion;

            (h) owed by an Account Debtor which is an Affiliate or employee of the Borrowers or Spacelabs Quebec;

            (i) except as provided in clause (k) below, with respect to which either the perfection, enforceability, or validity of the Lender's Liens in such Account, or the Lender's right or ability to obtain direct payment to the Lender of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC or Canadian equivalent;

            (j) owed by an Account Debtor to which the Borrowers or any of their Subsidiaries, is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Lender to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

            (k) owed by the government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof, unless
(i) all amounts owed with respect to all such Accounts do not exceed $1,000,000 in the aggregate, or (ii) to the extent that such Accounts exceed $1,000,000 in the aggregate, the Borrowers have taken all actions necessary under the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727 et seq.), and any other steps necessary, to perfect the Lender's Liens therein to the Lender's satisfaction with respect to such Account;

            (l) owed by any state, municipality, or other political subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof and as to which the Lender reasonably determines that its Lien therein is not or cannot be perfected;

            (m) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;


                                Annex A - Page 8

            (n) which is evidenced by a promissory note or other instrument or by chattel paper, unless the Lender determines that such note, instrument or chattel paper is satisfactory to the Lender in its sole discretion;

            (o) if the Lender believes, in the exercise of its reasonable judgment and based upon its customary credit practices, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

            (p) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit any Borrower or Spacelabs Quebec to seek judicial enforcement in such State of payment of such Account, unless such Borrower or Spacelabs Quebec has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

            (q) which arises out of a sale not made in the ordinary course of the Borrowers' or Spacelabs Quebec's business;

            (r) with respect to which the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the Borrowers or Spacelabs Quebec, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

            (s) owed by an Account Debtor which is obligated to the Borrowers or to Spacelabs Quebec respecting Accounts the aggregate unpaid balance of which exceeds fifteen percent (15%) of the aggregate unpaid balance of all Eligible Accounts owed to the Borrowers and Spacelabs Quebec at such time by all of the Borrowers' and Spacelabs Quebec's Account Debtors (unless specifically approved by the Lender in writing), but only to the extent of such excess; or

            (t) which is not subject to a first priority and perfected security interest in favor of the Lender.

If any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded from the calculation of Eligible Accounts.

            "Eligible Inventory" means Inventory, valued at the lower of cost (on a first-in, first-out basis) or market, which the Lender, in its reasonable commercial discretion and based upon its customary credit practices, determines to be Eligible Inventory. Without limiting the discretion of the Lender to establish other reasonable criteria of ineligibility, Eligible Inventory shall not, unless the Lender in its sole discretion elects, include any Inventory:

            (a) that is not owned by the Borrowers or Spacelabs Quebec;

            (b) that is not subject to the Lender's Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever (other than the Liens described in clause (d) of the definition of Permitted Liens provided that such Permitted Liens (i) are junior in priority to the Lender's Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Lender to realize on or obtain the full benefit of the Collateral);

            (c) that does not consist of finished goods or raw materials;


                                Annex A - Page 9

            (d) that consists of work-in-process, chemicals, samples, prototypes, supplies, or packing and shipping materials;

            (e) that is not in good condition, is unmerchantable, or does not meet all standards imposed by any Governmental Authority having regulatory authority over such goods, their use or sale;

            (f) that is not currently either usable or salable, at prices approximating at least cost, in the normal course of the Borrowers' or Spacelabs Quebec's business, or that is slow moving or stale (i.e., over 360 days old);

            (g) that is obsolete or returned or repossessed or used goods taken in trade;

            (h) that is located outside the United States of America or Canada (or that is in-transit from vendors or suppliers);

            (i) that is located in a public warehouse or in possession of a bailee or in a facility leased by the Borrowers or Spacelabs Quebec, if the warehouseman, or the bailee, or the lessor has not delivered to the Lender, if requested by the Lender, a subordination agreement in form and substance reasonably satisfactory to the Lender or if a Reserve for rents or storage charges has not been established for Inventory at that location;

            (j) that contains or bears any Proprietary Rights licensed to a Borrower or Spacelabs Quebec by any Person, if the Lender is not reasonably satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of the Security Agreement and Section 9.2 without infringing the rights of the licensor of such Proprietary Rights or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, as to which such Borrower or Spacelabs Quebec has not delivered to the Lender a consent or sublicense agreement from such licensor in form and substance acceptable to the Lender if requested;

            (k) that is not reflected in the details of a current perpetual inventory report; or

            (l) that is Inventory placed on consignment.

If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

            "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for a Release or injury to the environment.

            "Environmental Compliance Reserve" means any reserve which the Lender establishes in its reasonable commercial discretion after prior written notice to the Borrowers from time to time for amounts that are reasonably likely to be expended by the Borrowers or Spacelabs Quebec in order for the Borrowers and Spacelabs Quebec and their operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Lender pursuant to Section 7.7.


                               Annex A - Page 10

            "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental and occupational health and safety matters.

            "Environmental Lien" means a Lien in favor of any Governmental Authority for (a) any liability under Environmental Laws, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

            "Equipment" means all of the Borrowers' and Spacelabs Quebec's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by the Borrowers and Spacelabs Quebec and all of the Borrowers' and Spacelabs Quebec's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

            "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

            "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrowers within the meaning of Sections 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

            "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan, (b) a withdrawal by the Borrowers or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by the Borrowers or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan, (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan, or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrowers or any ERISA Affiliate.

            "Event of Default" has the meaning specified in Section 9.1.

            "Exchange Act" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

            "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.


                               Annex A - Page 11

            "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Lender.

            "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

            "Financial Statements" means, according to the context in which it is used, the financial statements referred to in Sections 5.2 and 6.6 or any other financial statements required to be given to the Lender pursuant to this Agreement.

            "Fiscal Year" means the Borrowers' fiscal year for financial accounting purposes. The current Fiscal Year of the Borrowers will end on December 31, 2001.

            "Fixed Assets" means the Equipment and Real Estate of the Borrowers and Spacelabs Quebec.

            "Fixed Charge Coverage Ratio" means, with respect to any fiscal period of Spacelabs Delaware, the ratio of EBITDA to Fixed Charges.

            "Fixed Charges" means, with respect to any fiscal period of Spacelabs Delaware on a consolidated basis, without duplication, interest expense, Capital Expenditures (excluding Capital Expenditures funded with Debt (including Capital Leases) other than Revolving Loans, but including, without duplication, principal payments with respect to such Debt), scheduled principal payments of Debt, Distributions, and Federal, state, local and foreign income taxes actually paid or payable during such period (excluding for the year 2001 the gross tax liability attributable to the gain realized by the Borrowers upon the sale of their facilities located in Redmond, Washington, to the extent that such liability does not exceed $12,000,000) and net of income tax refunds actually received during such period.

            "Funding Date" means the date on which a Borrowing occurs.

            "GAAP" means generally accepted accounting principles and practices set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession).

            "General Intangibles" means all of the Borrowers' and Spacelabs Quebec's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of the Borrowers and Spacelabs Quebec of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, Software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to the Borrowers or Spacelabs Quebec in connection with the termination of any Plan or other employee benefit plan or any


                               Annex A - Page 12
rights thereto and any other amounts payable to the Borrowers or Spacelabs Quebec from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which the Borrowers or Spacelabs Quebec are beneficiaries, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Borrowers or Spacelabs Quebec.

            "Goods" means all "goods" as defined in the UCC, now owned or hereafter acquired by Borrowers and Spacelabs Quebec, wherever located, including embedded software to the extent included in "goods" as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

            "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

            "Guaranty" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligation of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

            "Hedge Agreement" means any and all transactions, agreements or documents now existing or hereafter entered into, which provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging the Borrowers' or Spacelabs Quebec's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

            "Instruments" means all instruments as such term is defined in the UCC, now owned or hereafter acquired by the Borrowers and Spacelabs Quebec.

            "Interest Period" means, as to any LIBOR Revolving Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a LIBOR Revolving Loan, and ending on the date one, two or three months thereafter as selected by the Borrowers in their Notice of Borrowing, in the form attached hereto as Exhibit C, or Notice of Continuation/Conversion, in the form attached hereto as Exhibit D, provided that:

            (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;


                               Annex A - Page 13

            (b) any Interest Period pertaining to a LIBOR Revolving Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

            (c) no Interest Period shall extend beyond the Stated Termination Date.

            "Interest Rate" means each or any of the interest rates, including the Default Rate, set forth in Section 2.1.

            "Inventory" means all of the Borrowers' and Spacelabs Quebec's now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in the Borrowers' and Spacelabs Quebec's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

            "Inventory Activation Date" means the first date upon which each of the following shall have occurred: (i) delivery by the Borrowers of a notice to the Lender that the Borrowers wish to include Inventory as part of the Borrowing Base, and (ii) receipt by the Lender of an appraisal of the Borrowers' and Spacelabs Quebec's inventory in form and substance reasonably satisfactory to the Lender.

            "Investment Property" means all of the Borrowers' and Spacelabs Quebec's right title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

            "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

            "Latest Projections" means: (a) on the Closing Date and thereafter until the Lender receives new projections pursuant to Section 5.2(f), the projections of Spacelabs Delaware's financial condition, results of operations, and cash flows, for the period commencing on July 1, 2001, and ending on December 31, 2003, and delivered to the Lender on September 18, 2001; and (b) thereafter, the projections most recently received by the Lender pursuant to
Section 5.2(f).

            "Lender" means the Bank, solely in its capacity as a lender.

            "Lender's Liens" means the Liens in the Collateral granted to the Lender, for the benefit of the Lender and Bank pursuant to this Agreement and the other Loan Documents.

            "Lender-Related Persons" means the Lender, together with its Affiliates, and the officers, directors, employees, counsel, representatives, agents and attorneys-in-fact of the Lender and such Affiliates.

            "Letter of Credit" has the meaning specified in Section 1.3(a).

            "Letter of Credit Fee" has the meaning specified in Section 2.6.

            "Letter of Credit Issuer" means the Bank, any affiliate of the Bank or any other financial institution that issues any Letter of Credit pursuant to this Agreement.


                               Annex A - Page 14

            "Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the UCC, now owned or hereafter acquired by Borrowers and Spacelabs Quebec, including rights to payment or performance under a letter of credit, whether or not Borrowers or Spacelabs Quebec, as beneficiaries, have demanded or are entitled to demand payment or performance.

            "Letter of Credit Subfacility" means $5,000,000.

            "LIBOR Interest Payment Date" means, with respect to a LIBOR Revolving Loan, the Termination Date and the last day of each Interest Period applicable to such Loan or, with respect to each Interest Period of greater than three months in duration, the last day of the third month of such Interest Period and the last day of such Interest Period.

            "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Revolving Loans, the rate of interest per annum determined pursuant to the following formula:

            LIBOR Rate  =             Offshore Base Rate
                           ------------------------------------------
                              1.00 - Eurodollar Reserve Percentage

            Where,

                "Offshore Base Rate" means the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum determined by the Lender as the rate of interest at which dollar deposits in the approximate amount of the LIBOR Revolving Loan comprising part of such Borrowing would be offered by the Bank's London Branch to major banks in the offshore dollar market at their request at or about 11:00 a.m.
      (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.

                "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day applicable to member banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Offshore Rate for each outstanding LIBOR Revolving Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

            "LIBOR Revolving Loan" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

            "Lien" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust,


                               Annex A - Page 15
encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (c) any contingent or other agreement to provide any of the foregoing.

            "Loan Account" means the loan account of the Borrowers, which account shall be maintained by the Lender.

            "Loan Documents" means this Agreement, the Security Agreement, the Trademark Security Agreement, the Patent Collateral Assignment Agreement, the Spacelabs Quebec Guaranty, the Blocked Account Agreement, the Agreement Relating to Lockbox Services, the Quebec Blocked Account Agreement, the Pledge and Security Agreement, and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

            "Loans" means, collectively, all loans and advances provided for in
Article 1.

            "Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

            "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or financial condition of the Borrowers and their Subsidiaries, taken as a whole, or the Collateral; (b) a material impairment of the ability of the Borrowers, and Spacelabs Quebec, taken as a whole, to perform under any Loan Document to which they are a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any of the Borrowers or Spacelabs Quebec of any Loan Document to which it is a party.

            "Maximum Inventory Loan Amount" means $2,000,000.

            "Maximum Revolver Amount" means $20,000,000.

            "Multi-employer Plan" means a "multi-employer plan" as defined in
Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by the Borrowers or any ERISA Affiliate.

            "Net Amount of Eligible Accounts" means, at any time, the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances, accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed and which have not already been excluded in calculating Eligible Accounts.

            "Notice of Borrowing" has the meaning specified in Section 1.2(b).

            "Notice of Continuation/Conversion" has the meaning specified in
Section 2.2(b).

            "Obligations" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Borrowers to the Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or


                               Annex A - Page 16
contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to the Borrowers hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with the Letters of Credit and (b) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products.

            "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

            "Participant" means any Person who shall have been granted the right by the Lender to participate in the financing provided by the Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to the Lender.

            "Payment Account" means each bank account established pursuant to the Security Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Lender, the Borrowers or Spacelabs Quebec, as the Lender may determine, on terms reasonably acceptable to the Lender.

            "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

            "Pending Revolving Loans" means, at any time, the aggregate principal amount of all Revolving Loans previously requested in any Notice of Borrowing received by the Lender which have not yet been advanced.

            "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Borrowers sponsor, maintain, or to which they make, are making, or are obligated to make contributions, or in the case of a Multi-employer Plan, have made contributions at any time during the immediately preceding five (5) plan years.

            "Permitted Liens" means:

            (a) Liens for taxes not delinquent or statutory Liens for taxes provided that the payment of such taxes which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on Borrowers' or Spacelabs Quebec's books and records and a stay of enforcement of any such Lien is in effect;

            (b) the Lender's Liens;

            (c) Liens consisting of deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;


                               Annex A - Page 17

            (d) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided that if any such Lien arises from the nonpayment of such claims or demand when due, such claims or demands do not exceed $1,000,000 in the aggregate;

            (e) Liens constituting encumbrances in the nature of reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided that they do not in the aggregate materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of the Borrowers' or Spacelabs Quebec's business; and

            (f) Liens arising from judgments and attachments in connection with court proceedings provided that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material Property is subject to a material risk of loss or forfeiture and a stay of execution pending appeal or proceeding for review is in effect.

            "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

            "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Borrowers sponsor or maintain or to which the Borrowers make, are making, or are obligated to make contributions and includes any Pension Plan.

            "Pledge and Security Agreement" means that certain Pledge and Security Agreement made and given by Spacelabs International, Inc. to and for the benefit of the Lender, and in form and substance reasonably satisfactory to the Lender, whereby Spacelabs International, Inc. pledges and grants to the Lender a security interest in certain stock of Subsidiaries owned by Spacelabs International, Inc.

            "Proprietary Rights" means all of the Borrowers' and Spacelabs Quebec's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, including those patents, trademarks, service marks, trade names and copyrights set forth on Schedule 6.12 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

            "Quebec Blocked Account Agreement" means an agreement among Spacelabs Quebec, the Lender and a Clearing Bank, in form and substance reasonably satisfactory to the Lender, concerning the collection of payments which represent the proceeds of Accounts owned by Spacelabs Quebec or of any other Collateral owned by Spacelabs Quebec.

            "Real Estate" means all of the Borrowers' and Spacelabs Quebec's now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of the Borrowers' and Spacelabs Quebec's now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.


                               Annex A - Page 18

            "Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

            "Reportable Event" means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

            "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

            "Reserves" means reserves that limit the availability of credit hereunder, consisting of reserves against Availability, Eligible Accounts or Eligible Inventory, established by Lender from time to time in Lender's reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of Lender's credit judgment: (a) Bank Product Reserves, (b) a reserve for accrued, unpaid interest on the Obligations, (c) reserves for rent at leased locations subject to statutory or contractual landlord liens which have not been waived or subordinated in favor of the Lender, (d) Inventory shrinkage, (e) customs charges, (f) Dilution Reserve and (g) warehousemen's or bailees' charges which have not been waived or subordinated in favor of the Lender.

            "Responsible Officer" means the chief executive officer or the president of the Borrowers, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and the preparation of the Borrowing Base Certificate, the chief financial officer or the treasurer of Spacelabs Delaware, or any other officer having substantially the same authority and responsibility.

            "Restricted Investment" means, as to the Borrowers and Spacelabs Quebec, any acquisition of property by the Borrowers or Spacelabs Quebec in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except the following: (a) purchases or acquisitions of property so long as the costs thereof constitute Capital Expenditures permitted hereunder;
(b) acquisitions of Inventory in the ordinary course of business of the Borrowers; (c) acquisitions of current assets acquired in the ordinary course of business of the Borrowers and Spacelabs Quebec; (d) acquisitions of leasehold interest in real estate or Equipment; (e) acquisitions of non-current assets (other than Capital Expenditures) not exceeding $3,000,000 in the aggregate in any Fiscal Year; (f) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (g) acquisitions of certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus aggregating at least $100,000,000; (h) acquisitions of commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than 90 days from the date of creation thereof; (i) Hedge Agreements; (j) travel advances made to employees in the ordinary course of business; (k) current investments set forth on Schedule 7.10; and (l) investments in foreign Subsidiaries to the extent expressly permitted under Section 7.12 or 7.15.


                               Annex A - Page 19

            "Revolving Loans" has the meaning specified in Section 1.2.

            "Security Agreement" means the Security Agreement of even date herewith among the Borrowers, Spacelabs Quebec and the Lender.

            "Software" means all "software" as such term is defined in the UCC, now owned or hereafter acquired by the Borrowers and Spacelabs Quebec, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

            "Solvent" means, when used with respect to any Person, that at the time of determination:

            (a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities); and

            (b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

            (c) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

            (d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

            For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

            "Spacelabs Quebec" means Spacelabs Produits Medicaux Ltee., a Quebec company.

            "Spacelabs Quebec Guaranty" means the Guaranty, in form and substance satisfactory to the Lender, made and given by Spacelabs Quebec for the benefit of the Lender, guarantying the payment and performance of the Obligations of Spacelabs Burdick under this Agreement.

            "Stated Termination Date" means January 15, 2004.

            "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other voting equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Borrowers.

            "Supporting Obligations" means all supporting obligations as such term is defined in the UCC, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.


                               Annex A - Page 20

            "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of Lender such taxes (including income taxes or franchise taxes) as are imposed on or measured by the Lender's net income in any jurisdiction (whether federal, state or local and including any political subdivision thereof), and under the laws of which the Lender is organized or maintains a lending office.

            "Termination Date" means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Total Facility is terminated either by the Borrowers pursuant to Section 3.2 or by the Lender pursuant to Section 9.2, and
(iii) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.

            "Total Facility" has the meaning specified in Section 1.1.

            "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of Washington or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

            "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

            "Unused Letter of Credit Subfacility" means an amount equal to $5,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

            "Unused Line Fee" has the meaning specified in Section 2.5.

      Accounting Terms. Any accounting term used in the Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations in the Agreement shall be computed, unless otherwise specifically provided therein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

      Interpretive Provisions.

            (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

            (b) The words "hereof," "herein," "hereunder" and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified.

            (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                (ii) The term "including" is not limiting and means "including without limitation."


                               Annex A - Page 21

                  (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                  (iv)  The word "or" is not exclusive.

            (d) Unless otherwise expressly provided herein, (i) references to agreements (including the Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

            (e) The captions and headings of the Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of the Agreement.

            (f) The Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

            (g) For purposes of Section 9.1, a breach of a financial covenant contained in Sections 7.22 through 7.24 shall be deemed to have occurred as of any date of reasonable determination thereof by the Lender or as of the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to the Lender.

            (h) The Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Lender, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lender merely because of the Lender's involvement in their preparation.








                               Annex A - Page 22

                                    EXHIBIT A
                                       TO
                                CREDIT AGREEMENT

                           BORROWING BASE CERTIFICATE

      The undersigned warrant and certify to the Lender that: (i) all information contained in this Certificate is true and accurate to the best of the Borrowers' knowledge; (ii) the information provided in this Certificate complies with the Agreement; (iii) the Borrowers have exercised their best efforts to ascertain the truthfulness and accuracy of the information contained in this Certificate; (iv) no Default or Event of Default has occurred, and (v) the Borrowers are aware that the Lender is relying on the information contained in this Certificate as the basis for determining the eligibility of the Borrowers for additional Revolving Loans and/or Letters of Credit. Unless otherwise defined, all capitalized terms used in this Certificate have the meanings assigned to such terms in the Credit Agreement dated as of January 16, 2002 between Spacelabs Medical, Inc., a Delaware corporation, Spacelabs Medical, Inc., a California corporation, Spacelabs Burdick, Inc., Vita-Stat Medical Services, Inc., Lifeclinic Medical Data Corporation, a Washington corporation, and Lifeclinic.com Corporation, a Washington corporation, as the Borrowers, and Bank of America, N.A., as the Lender.

                                 [SEE ATTACHED]




















                               Exhibit A - Page 1

                                                          SPACELABS MEDICAL, INC.

    BANK OF AMERICA, N.A.                                                                                                    BABC
    CONSOLIDATED CERTIFICATE NUMBER                                                                         DATE:            ONLY
                                                                                                                 ---------  ACTIVITY

                                                                                                      (Informa-
                                                            SL-                                        tional)
                                                  SL-CA    Canada                             Inter-   Net of
    ACCOUNTS RECEIVABLE                          (common)  (US $)  VSS   LMDC  LCC  Combined    Co    Inter-Co
    -------------------                          --------  ------  ---   ----  ---  --------  ------  ---------              -------

 1. BEGINNING BALANCE LINE 6 LAST REPORT            0        0      0                   0       0         0
                                                 --------  ------  ---   ----  ---  --------  ------  ---------              -------
 2. PLUS SALES THROUGH              ---------       0        0      0                   0       0         0
                                                 --------  ------  ---   ----  ---  --------  ------  ---------              -------
 3. LESS CREDITS THROUGH            ---------       0        0      0                   0       0         0
                                                 --------  ------  ---   ----  ---  --------  ------  ---------              -------
 4. LESS GROSS COLLECTIONS THROUGH  ---------       0      []0      0                   0       0         0
                                                 --------  ------  ---   ----  ---  --------  ------  ---------              -------
 5. ADJUSTMENTS                                     0        0      0                   0       0         0
                                                 --------  ------  ---   ----  ---  --------  ------  ---------              -------
 6  ENDING BALANCE                                  0        0      0                   0       0         0
                                                 --------  ------  ---   ----  ---  --------  ------  ---------              -------
    Agings adjusted out of the borrowing base:
                                                                                                                             -------
6a. Domestic Intercompany                           0                                   0
                                                 --------  ------  ---   ----  ---  --------                                 -------
6b. Dearfield (Burdick) International               0                                   0
                                                 --------  ------  ---   ----  ---  --------                                 -------
6c. Medical Data                                    0                                   0
                                                 --------  ------  ---   ----  ---  --------                                 -------
6d. Federal Government                              0                                   0
                                                 --------  ------  ---   ----  ---  --------                                 -------
6e. International Trade                             0                                   0
                                                 --------  ------  ---   ----  ---  --------                                 -------
6f. International Intercompany                      0                                   0
                                                 --------  ------  ---   ----  ---  --------                                 -------
6g. Financial Services                              0                                   0
                                                 --------  ------  ---   ----  ---  --------                                 -------
6h. Rental                                          0                                   0
                                                 --------  ------  ---   ----  ---  --------                                 -------
6i. Net eligible AR ending balance                  0        0      0                   0
                                                 --------  ------  ---   ----  ---  --------                                 -------
 7. INELIGIBLE                                      0        0      0     0     0       0
                                                 --------  ------  ---   ----  ---  --------                                 -------
 8. ELIGIBLE                                        0        0      0     0     0       0
                                                 --------  ------  ---   ----  ---  --------                                 -------

    AR Availability                                    --      --   --     --   --        --                  80%      --
    ---------------                              ========  ======  ===   ====  ===  ========                  == ========

    Inventory per General Ledger
    ----------------------------
 9. Raw Materials and Supplies                                                          0
                                                 --------  ------  ---   ----  ---  --------                                 -------
10. Work In Process                                                                     0
                                                 --------  ------  ---   ----  ---  --------                                 -------
11. Finished Goods                                                                      0
                                                 --------  ------  ---   ----  ---  --------                                 -------
12. Demo/Loaners                                                                        0
                                                 --------  ------  ---   ----  ---  --------                                 -------
13. Customer Service                                                                    0
                                                 --------  ------  ---   ----  ---  --------                                 -------
14. TOTAL INVENTORY                                 0        0      0     0     0       0
                                                 --------  ------  ---   ----  ---  --------                                 -------

                                                                                                                             -------
15. INELIGIBLE (see attached exhibit INV)           0        0      0     0     0       0
                                                 --------  ------  ---   ----  ---  --------                                 -------
16. ELIGIBLE                                        0        0      0     0     0       0                     50%         0
                                                 --------  ------  ---   ----  ---  --------                  ==  ---------  -------
17. Net Recovery Value of Eligible Inventory                                            0                     80%         0
                                                 --------  ------  ---   ----  ---  --------                  ==  ---------  -------
18. Maximum Inventory Loan Amount                                                                                 2,000,000
                                                                                                                  =========  -------
19. INVENTORY AVAILABILITY (lesser of line 16,
     17, or 18)                                                                                                          $0
                                                 ========  ======  ===   ====  ===  ========                      =========  -------

20. TOTAL AVAILABILITY (Lesser of (Line 8 + 19)
     or $20,000,000)                                                                                                     $0
                                                 ========  ======  ===   ====  ===  ========                      =========  -------

    LOAN ACTIVITY
    -------------

21. BALANCE AS SHOWN ON LAST REPORT (LINE 29)          --      --   --     --   --        --                  --
                                                                                                                  ---------  -------
22. LESS: REMITTANCES
                                                                                                                  ---------  -------
23. PLUS: ADVANCE REQUEST AS OF     ---------
                                                                                                                  ---------  -------
24. PLUS: WIRE CHARGE
                                                                                                                  ---------  -------
25. PLUS: FEES
                                                                                                                  ---------  -------
26. PLUS: INTEREST
                                                                                                                  ---------  -------
27. PLUS: OTHER
                                                                                                                  ---------  -------
28. ADJUSTMENTS
                                                                                                                  ---------  -------
29. OUTSTANDING LOAN BALANCE                                                                                             $0
                                                                                                                  ---------  -------

    REVOLVING LOAN AVAILABILITY
    ---------------------------

30. CALCULATED AVAILABILITY (LINE 20)                  --      --   --     --   --        --                  --          0
                                                                                                                  ---------  -------
31. LESS: OUTSTANDING LOAN BALANCE (LINE 29)                                                                              0
                                                                                                                  ---------  -------
32. LESS: MERCHANDISE L/C       $5,000,000 Limit
                                                                                                                  ---------  -------
33. LESS: STANDBY L/C           $5,000,000 Limit                                                                          0
                                                                                                                  ---------  -------
34. LESS: BANKERS ACCEPTANCES   $5,000,000 Limit
                                                                                                                  ---------  -------
35. LESS: CANADIAN AVAILABILITY >$750M or > 5%
     of total Availability.                                                                                               0
                                                                                                                  ---------  -------
    LESS:  ACCOUNTS PAYABLE >60 PAST DUE                                                                                  0
                                                                                                                  ---------  -------
36. LESS: OTHER RESERVES
                                                                                                                  ---------  -------
37. NET AVAILABLE                                                                                                        $0
                                                                                                                 ==========  -------

    THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE INFORMATION SET FORTH
    ABOVE IS TRUE AND COMPLETE. THE UNDERSIGNED GRANTS A SECURITY INTEREST IN
    THE COLLATERAL REFLECTED ABOVE TO BA BUSINESS CREDIT, INC. AND REPRESENTS
    AND WARRANTS THAT SAID COLLATERAL COMPLIES WITH THE REPRESENTATIONS,
    WARRANTIES AND COVENANTS CONTAINED IN THE LOAN AND SECURITY AGREEMENT
    BETWEEN BA BUSINESS CREDIT, INC. AND THE UNDERSIGNED.
    BORROWER:                 SPACELABS MEDICAL, INC. ET AL                                           BANK OF AMERICA, N.A.
                              ----------------------------------------------

    AUTHORIZED SIGNATURE:                                                                             RECEIVED BY:
                              ----------------------------------------------                                      ------------------
    TITLE:                    Scott Stewart, Senior Director of Finance
                              ----------------------------------------------

                             Exhibit A - Page 2

                                    EXHIBIT B

                              FINANCIAL STATEMENTS

                                 [SEE ATTACHED]

                   (Insert Spacelabs Medical, Inc. Form 10-Q)

                                    EXHIBIT C
                                       TO
                                CREDIT AGREEMENT

                               NOTICE OF BORROWING

                                                          Date: __________, 200_

To: Bank of America, N.A. as the Lender ("Lender") who is party to the Credit Agreement dated as of January 16, 2002 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") between Spacelabs Medical, Inc., a Delaware corporation, Spacelabs Medical, Inc., a California corporation, Spacelabs Burdick, Inc., Vita-Stat Medical Services, Inc., Lifeclinic Medical Data Corporation and Lifeclinic.com Corporation, as the Borrowers, and Bank of America, N.A., as Lender.



Ladies and Gentlemen:

            The undersigned, Spacelabs Medical, Inc., a Delaware corporation, Spacelabs Medical, Inc., a California corporation, Spacelabs Burdick, Inc., Vita-Stat Medical Services, Inc., Lifeclinic Medical Data Corporation and Lifeclinic.com Corporation (collectively, the "Borrowers"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:

            1. The Business Day of the proposed Borrowing is ____________, 200_.

            2. The aggregate amount of the proposed Borrowing is $___________.

            3. The Borrowing is to be comprised of $________ of Base Rate and
               $________ of LIBOR Revolving Loans.

            4. The duration of the Interest Period for the LIBOR Revolving
               Loans, if any, included in the Borrowing shall be _____ months.

            The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

            (a) The representations and warranties of the Borrowers contained in the Credit Agreement are true and correct as though made on and as of such date;

            (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

            (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount available for drawing under all outstanding Letters of Credit, to exceed the Borrowing Base or the Revolving Loan Commitment of the Lender.




                               Exhibit C - Page 1

BORROWERS:

SPACELABS MEDICAL, INC.,                   VITA-STAT MEDICAL SERVICES, INC.,
a Delaware corporation                     a Florida corporation


By:                                        By:
   -------------------------------            ----------------------------------
   Its:                                       Its:
       ---------------------------                ------------------------------

SPACELABS MEDICAL, INC.,                   LIFECLINIC MEDICAL DATA
a California corporation                   CORPORATION, a Washington corporation


By:                                        By:
   -------------------------------            ----------------------------------
   Its:                                       Its:
       ---------------------------                ------------------------------

SPACELABS BURDICK, INC.,                   LIFECLINIC.COM CORPORATION,
a Delaware corporation                     a Washington corporation


By:                                        By:
   -------------------------------            ----------------------------------
   Its:                                       Its:
       ---------------------------                ------------------------------













                               Exhibit C - Page 2

                                    EXHIBIT D
                                       TO
                                CREDIT AGREEMENT

                        NOTICE OF CONTINUATION/CONVERSION

                                                        Date: ____________, 200_


To: Bank of America, N.A. as the Lender ("Lender") to the Credit Agreement dated as of January 16, 2002 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") between Spacelabs Medical, Inc., a Delaware corporation, Spacelabs Medical, Inc., a California corporation, Spacelabs Burdick, Inc., Vita-Stat Medical Services, Inc., Lifeclinic Medical Data Corporation and Lifeclinic.com Corporation, as the Borrowers, and Bank of America, N.A., as Lender.


Ladies and Gentlemen:


            The undersigned, Spacelabs Medical, Inc., a Delaware corporation, Spacelabs Medical, Inc., a California corporation, Spacelabs Burdick, Inc., Vita-Stat Medical Services, Inc., Lifeclinic Medical Data Corporation and Lifeclinic.com Corporation (collectively, the "Borrowers"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the [conversion] [continuation] of the Loans specified herein, that:


            1.  The Continuation/Conversion Date is _________________, 200_.


            2. The aggregate amount of the Loans to be [converted] [continued] is $_____________.


            3. The Loans are to be [converted into] [continued as] [LIBOR Rate] [Base Rate] Loans.


            4. The duration of the Interest Period for the LIBOR Revolving Loans included in the [conversion] [continuation] shall be _______ months.


      The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Continuation/Conversion Date, before and after giving effect thereto and to the application of the proceeds therefrom:

            (a) The representations and warranties of the Borrowers contained in the Credit Agreement are true and correct as though made on and as of such date;


            (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and


            (c) The proposed conversion-continuation will not cause the aggregate principal amount of all outstanding Revolving Loans [plus the aggregate amount available for drawing under all outstanding Letters of Credit] to exceed the Borrowing Base or the Revolving Loan Commitment of the Lender.


                             Schedule 7.15 - Page 1

BORROWERS:

SPACELABS MEDICAL, INC.,                   VITA-STAT MEDICAL SERVICES, INC.,
a Delaware corporation                     a Florida corporation


By:                                        By:
   -------------------------------            ----------------------------------
   Its:                                       Its:
       ---------------------------                ------------------------------

SPACELABS MEDICAL, INC.,                   LIFECLINIC MEDICAL DATA
a California corporation                   CORPORATION, a Washington corporation


By:                                        By:
   -------------------------------            ----------------------------------
   Its:                                       Its:
       ---------------------------                ------------------------------

SPACELABS BURDICK, INC.,                   LIFECLINIC.COM CORPORATION,
a Delaware corporation                     a Washington corporation


By:                                        By:
   -------------------------------            ----------------------------------
   Its:                                       Its:
       ---------------------------                ------------------------------








                             Schedule 7.15 - Page 2